SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
(NO. 333-63579)
UNDER THE SECURITIES ACT OF 1933
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Pre-Effective Amendment No. __
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Post-Effective Amendment No. 45
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and
REGISTRATION STATEMENT
(NO. 811-09005)
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 48
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Vanguard Massachusetts Tax-Exempt Funds
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)
Registrant’s Telephone Number (610) 669-1000
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
It is proposed that this filing will become effective (check appropriate box)
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immediately upon filing pursuant to paragraph (b)
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on March 27, 2024, pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on (date) pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on (date) pursuant to paragraph (a)(2) of rule 485 If appropriate, check the following box:
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This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Massachusetts Tax-Exempt Fund
Prospectus
 March 27, 2024
Investor Shares
Vanguard Massachusetts Tax-Exempt Fund Investor Shares (VMATX)

This prospectus contains financial data for the Fund through the fiscal year ended November 30, 2023.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to provide a high level of current income that is exempt from both federal and Massachusetts personal income taxes. The Fund is intended for Massachusetts residents only.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.12%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.13%

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$13	$42	$73	$166
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in high-quality municipal bonds issued by Massachusetts state and local governments, as well as by regional governmental and public financing authorities. Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities whose income is exempt from federal and Massachusetts state taxes. Although the Fund has no limitations on the maturities of individual securities, its dollar-weighted average maturity is expected to be between 10 and 25 years.

Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance, and the level of risk may vary based on market conditions:
• State-specific risk, which is the chance that developments in Massachusetts, such as tax, legislative, or political changes, will adversely affect the securities held by the Fund or that are available for investment by the Fund. Because the Fund invests primarily in securities issued by Massachusetts and its municipalities, it is more vulnerable to the credit risk and unfavorable developments in Massachusetts than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Massachusetts municipal market.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests primarily in long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Call risk is generally high for long-term bond funds.
• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk is generally high for long-term bond funds.
• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk should be low for the Fund because it invests primarily in long-term bonds.
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
• Tax risk, which is the chance that all or a portion of the tax-exempt income from municipal bonds held by the Fund will be declared taxable, possibly with retroactive effect, because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state or local tax authorities, or noncompliant conduct of a bond issuer.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Massachusetts Tax-Exempt Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	8.55%	December 31, 2023
Lowest	-6.85%	March 31, 2022
Average Annual Total Returns for Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Vanguard Massachusetts Tax-Exempt Fund Investor Shares
Return Before Taxes	7.18%	2.45%	3.25%
Return After Taxes on Distributions	7.18	2.36	3.16
Return After Taxes on Distributions and Sale of Fund Shares	5.56	2.51	3.19
Bloomberg MA Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	5.61%	1.97%	2.74%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	6.40	2.25	3.03
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Grace Boraas, Portfolio Manager at Vanguard. She has co-managed the Fund since 2023.
Stephen M. McFee, CFA, Portfolio Manager at Vanguard. He has managed the Fund since 2020 (co-managed since 2023).
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for information regarding your eligibility.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal and state income taxes. However, a portion of the Fund’s distributions may be subject to federal, state, or local income taxes or the federal alternative minimum tax.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Investing in Tax-Exempt Funds
What Are Municipal Bond Funds?
Municipal bond funds invest primarily in interest-bearing securities issued by state and local governments and by other governmental authorities to support their needs or to finance public projects. A municipal bond—like a bond issued by a corporation or the U.S. government—obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically and to repay the principal value of the bond on a specific maturity date. Unlike most other bonds, however, municipal bonds generally pay interest that is exempt from federal income taxes and, in some cases, from state and local taxes. For certain shareholders, the interest may be subject to the alternative minimum tax.
Taxable Versus Tax-Exempt Funds
Tax-exempt funds provide income that is exempt from federal taxes and, in the case of state tax-exempt funds, from state taxes as well. The Fund described in this prospectus is not for everyone; it is intended only for residents of the Commonwealth of Massachusetts and is best suited for income-oriented investors in a high tax bracket. Yields on tax-exempt bonds are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.
To determine whether a state tax-exempt fund—such as Vanguard Massachusetts Tax-Exempt Fund—makes sense for you, compute the tax-exempt fund’s taxable-equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.
To compute the taxable-equivalent yield:
• Figure out your combined tax bracket by adding up your state and federal marginal tax brackets. For example, if you are in a 9% state tax bracket and a 37% federal tax bracket, and subject to a 3.8% Medicare tax on investment income, your combined tax bracket would be 49.8% (9% + 37% + 3.8%).
• Then, divide the tax-exempt fund’s yield by the difference between 100% and your combined tax bracket. Continuing with this example and assuming that you are considering a tax-exempt fund with a 4% yield, your taxable-equivalent yield would be 7.97% [4% divided by (100% – 49.8%)].
In this example, you would choose the state tax-exempt fund if its taxable-equivalent yield of 7.97% were greater than the yield of a similar, though taxable, investment.

Remember that we have used assumed tax rates and brackets in this example. Actual taxable-equivalent yields depend on your individual tax situation. Make sure to verify your actual effective income and other applicable tax brackets—federal, state, and local (if any)—before calculating taxable-equivalent yields of your own.
Also consider the impact of any recent changes to federal, state, or local tax law on this calculation. The above taxable-equivalent yield calculation assumes an investor does not itemize his or her deductions, including state taxes, on his or her federal return.
There is no guarantee that all of a tax-exempt fund’s income from its municipal bonds will remain exempt from federal, state, or local income taxes. Income from municipal bonds held by a fund could be declared taxable, possibly with retroactive effect, because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (IRS) or state or local tax authorities, or noncompliant conduct of a bond issuer.

More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Massachusetts Tax-Exempt
Fund’s expense ratio would be 0.13%, or $1.30 per $1,000 of average net assets. The average expense ratio for Massachusetts municipal debt funds in
2023 was 0.87%, or $8.70 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Market Exposure
The Fund invests primarily in Massachusetts state and local municipal bonds that provide tax-exempt income. As a result, it is subject to certain risks.

The Fund is subject to state-specific risk, which is the chance that developments in Massachusetts, such as tax, legislative, or political changes, will adversely affect the securities held by the Fund or that are available for investment by the Fund. Because the Fund invests primarily in securities issued by Massachusetts and its municipalities, it is more vulnerable to the credit risk and unfavorable developments in Massachusetts than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Massachusetts municipal market.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.
The Fund tries to minimize credit risk by investing mostly in high-quality securities and by continuously monitoring the credit quality of its holdings.
Plain Talk About Credit Quality
A bond’s credit quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the perceived chance that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

The Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests primarily in long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds.

Although fixed income securities (commonly referred to as bonds) are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the value of a noncallable bond (i.e., a bond that cannot be redeemed by the issuer) with a face value of $1,000.
How Interest Rate Changes Affect the Value of a $1,000 Bond
Coupon/Average Maturity	After a 1% Increase	After a 1% Decrease	After a 2% Increase	After a 2% Decrease
4%/15 years	$895	$1,120	$804	$1,258
These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.
Plain Talk About Bonds and Interest Rates
As a rule, when interest rates rise, bond prices fall. The opposite is also true:
bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price.
On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund’s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing instruments in lower-yielding instruments. Income risk should be low for the Fund because it invests primarily in long-term bonds.

Plain Talk About Bond Maturities
A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are generally more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated maturity dates.

Although falling interest rates tend to strengthen bond prices, they can cause another problem for bond fund investors—bond calls.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.
Call risk is generally high for long-term bond funds. The greater the call risk, the greater the chance for a decline in income and the potential for taxable capital gains. Longer-term bonds, like those held by the Fund, generally have call protection, which is assurance to investors that a bond will not be called for a certain length of time.

Plain Talk About Callable Bonds
Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder may have to replace it with another bond with a lower yield than the original bond. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupon rates or interest rates, which make them less likely to be called.

The Fund is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk is generally high for long-term bond funds.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
The Fund invests primarily in municipal securities issued by Massachusetts state or local governments, as well as by regional governmental and public financing authorities. The Fund may also invest in municipal securities issued by certain U.S. territories. As a matter of fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose income is exempt from federal and Massachusetts state taxes.
Vanguard’s actively managed fixed income funds follow a portfolio manager-driven process that uses both top-down and bottom-up inputs. Portfolio managers are responsible for portfolio construction and strategy, leveraging the top-down insights of Vanguard’s senior investment leaders and Vanguard’s Investment Strategy Group, the bottom-up insights of the sector teams, and the relative value views across fixed income sectors. Risk optimization measures are present throughout the investment process, and the Senior Investment Committee provides governance and oversight for the entire lineup.

The Fund is subject to liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

Municipal securities are traded via a network among dealers and brokers that connect buyers with sellers. Liquidity in the tax-exempt bond market may be reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds and other debt securities, which may make them more difficult to value or sell.
Up to 20% of the Fund’s assets may be invested in securities that are subject to the alternative minimum tax.
Plain Talk About Alternative Minimum Tax
Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be considered “tax-preference items” for purposes of the alternative minimum tax (AMT)—a special tax system designed to ensure that individuals pay at least a certain level of federal taxes. Although AMT bond income is exempt from federal income tax, taxpayers may have to pay
AMT on the income from bonds considered “tax-preference items.”

In normal market conditions, the Fund invests at least 80% of its assets in investment-grade (or high-quality) municipal securities, as determined by a nationally recognized statistical rating organization (NRSRO) or determined to be of comparable quality by the advisor, emphasizing well-diversified, highly-rated municipal bonds. Under normal conditions and subject to state economic conditions, no more than 20% of the Fund’s assets may be invested in municipal securities that are non-investment-grade, as determined by an NRSRO or determined to be of comparable quality by the advisor. The Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.
The Fund has no limitations as to the maturities of the securities in which it invests. However, the Fund is expected to maintain a dollar-weighted average maturity between 10 and 25 years.
As a tax-advantaged investment, the Fund is vulnerable to federal and Massachusetts state tax law changes (for instance, the IRS could rule that the income from certain types of state-issued bonds would no longer be considered tax-exempt).

The Fund is subject to nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
Even though the Fund is nondiversified, it tries to minimize credit risk by purchasing a wide selection of Massachusetts municipal securities. As a result, there is less chance that the Fund will be hurt significantly by a particular bond issuer’s failure to pay either principal or interest.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
Other Investment Policies and Risks
In addition to investing in high-quality municipal securities, the Fund may make other kinds of investments to achieve its investment objective. Some of these investments may generate taxable income, and thus the Fund may need to distribute income subject to federal or Massachusetts personal income tax or the alternative minimum tax.
The Fund may purchase tax-exempt securities on a “when-issued” basis. When investing in “when-issued” securities, the Fund agrees to buy the securities at a certain price on a certain date, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.
The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor to accomplish one or more of the following:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

• Add value when these instruments are attractively priced.

• Adjust sensitivity to changes in interest rates.

The Fund’s derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.
In addition, the Fund may invest in tender option bond programs, a type of municipal bond structured product that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds or preferred shares issued by a tax-exempt bond fund. The Fund may also invest in long-term municipal securities combined with a demand feature (e.g., variable rate demand notes or VRDNs), which represents the right to sell the instrument back to the remarketer or liquidity provider, usually a bank, for repurchase on short notice, normally one day or seven days. Structured products are subject to certain structural risks that, in unexpected circumstances, could cause the Fund’s shareholders to lose money or receive taxable income.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund. Investment in a CMT Fund may generate taxable income for the Fund and potentially may require the Fund to distribute income subject to federal or Massachusetts personal income tax or the alternative minimum tax.

Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. At times, the Fund may experience adverse effects when certain large shareholders, or multiple shareholders comprising significant ownership of the Fund, redeem large amounts of shares of the Fund. Large redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. This may result in the Fund distributing capital gains or other taxable income to non-redeeming shareholders. Large redemptions may also increase the Fund’s transaction costs. Redemption activity can occur for many reasons, including shareholder reactions to market movements or other events unrelated to Vanguard’s actions, or when Vanguard makes product changes that, for example, may result in a shareholder redeeming shares of the Fund to purchase shares of another similar fund or investment vehicle. When experiencing large redemptions, the Fund reserves the right to pay all or part of the redemption in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments, U.S. Treasury securities, other investment companies (including exchange-traded funds), or short-term municipal securities issued outside of Massachusetts—in response to adverse or unusual market, economic, political, or other conditions. Such conditions could include a temporary decline in the availability of Massachusetts municipal obligations. By temporarily departing from its normal investment policies, the Fund may distribute income subject to federal or Massachusetts personal income tax or the alternative minimum tax and may otherwise fail to achieve its investment objective.
Plain Talk About Cash Equivalent Investments
For mutual funds that hold cash equivalent investments, “cash” does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to currency. Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisors to hold up to 20% or more of a fund’s assets in cash equivalent investments.

Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.

Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of November 30, 2023, Vanguard served as advisor for approximately $6.8 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended November 30, 2023, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended May 31.

The managers primarily responsible for the day-to-day management of the Fund is:
Grace Boraas, Portfolio Manager at Vanguard. She has been with Vanguard since 2013 and has co-managed the Fund since 2023. Education: B.S., Stetson University.
Stephen M. McFee, CFA, Portfolio Manager and co-lead of the municipal revenue team in Vanguard’s Fixed Income Group. He has been with Vanguard since 2005, has worked in investment management since 2007, and has managed the Fund since 2020 (co-managed since 2023). Education: B.A./B.S., East Stroudsburg University; M.S., St. Joseph’s University.
The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income dividends generally are declared daily and distributed monthly; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. The portion of such dividends that is exempt from federal income tax will be designated as “exempt-interest dividends.” Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
• A majority of the income dividends you receive from the Fund are expected to be exempt from federal and Massachusetts state income taxes, as well as (to the extent relevant) municipal personal income taxes. In addition, you should be aware of the following basic federal income tax points about tax-exempt mutual funds:
• Distributions of capital gains and any investment income that is not exempt from federal income tax are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.
• Any short-term capital gains distribution that you receive is taxable to you as ordinary income.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned Fund shares.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gain distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s or an underlying Vanguard fund’s investments.

• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.
• Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund (except exempt-interest dividends) and capital gains from any sale or exchange of Fund shares.
Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state’s income taxes. Almost all states, however, tax interest earned on municipal securities of other states.
This prospectus provides general tax information only. Please consult your tax advisor for detailed information about any tax consequences for you.
General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so. The backup withholding rules may also apply to distributions that are designated as exempt-interest dividends.
Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.
Invalid addresses. If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on the foreign markets that are open).
Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent semiannual report report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Vanguard Massachusetts Tax-Exempt Fund
	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.94	$11.41	$11.47	$11.16	$10.45
Investment Operations
Net Investment Income[1]	.316	.263	.259	.286	.315
Net Realized and Unrealized Gain (Loss) on Investments	.056	(1.427)	.026	.374	.711
Total from Investment Operations	.372	(1.164)	.285	.660	1.026
Distributions
Dividends from Net Investment Income	(.312)	(.261)	(.259)	(.285)	(.316)
Distributions from Realized Capital Gains	—	(.045)	(.086)	(.065)	—
Total Distributions	(.312)	(.306)	(.345)	(.350)	(.316)
Net Asset Value, End of Period	$10.00	$9.94	$11.41	$11.47	$11.16
Total Return[2]	3.82%	-10.28%	2.53%	6.03%	9.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,517	$2,309	$2,776	$2,494	$2,234
Ratio of Total Expenses to Average Net Assets	0.13%[3]	0.13%[3]	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	3.19%	2.54%	2.27%	2.55%	2.88%
Portfolio Turnover Rate	77%	80%	37%	27%	31%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.13%.

Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.

In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
To add to an existing account. Generally $1.

How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if your account is eligible and you are registered for online access.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if your account is eligible and you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—168).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Earning Dividends
You generally begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire on a business day, however, you generally can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund).
Other Purchase Rules You Should Know
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if your account is eligible and you are registered for online access.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
By writing a check. If your account is eligible and you have established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Earning Dividends
You generally will continue earning dividends until the first business day following your trade date. Generally, there are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds, if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time, on a business day (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the shares will stop earning dividends that same day.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transactions to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.

Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Massachusetts Tax-Exempt Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports
We will send (or provide through our website, whichever you prefer) reports about Vanguard Massachusetts Tax-Exempt Fund twice a year, in January and July. These reports include overviews of the financial markets and provide the following specific Fund information:
• Performance assessments and comparisons with industry benchmarks.
• Financial statements with listings of Fund holdings.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Additional Information
The Fund’s Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Massachusetts Tax-Exempt Fund	12/9/1998	MATxEx	168	92204X108
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor’s Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2024 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.

CFA® is a registered trademark owned by CFA Institute.
“Bloomberg®” and the Bloomberg MA Municipal Bond Index and Bloomberg Municipal Bond Index (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard Massachusetts Tax-Exempt Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Glossary of Investment Terms
Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment, or redemption provision or an adjustable coupon rate) will cause the bond to be repaid.
Bloomberg MA Municipal Bond Index. An index that includes Massachusetts-issued investment-grade tax-exempt bonds with maturities of greater than one year.
Bloomberg Municipal Bond Index. An index that includes most investment-grade tax-exempt bonds that are issued by state and local governments.
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.
Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower may pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Investment-Grade Bond. A debt security whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Municipal Bond. A bond issued by a state or local government or by other governmental authorities. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes and generally exempt from taxes in the state in which the bonds were issued.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Principal. The face value of a debt instrument or the amount of money put into an investment.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.

Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Massachusetts Tax-Exempt Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-09005
© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 168 032024

PART B
VANGUARD® CALIFORNIA TAX-FREE FUNDS, VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS, VANGUARD NEW JERSEY TAX-FREE FUNDS, VANGUARD NEW YORK TAX-FREE FUNDS, VANGUARD OHIO TAX-FREE FUNDS, VANGUARD PENNSYLVANIA TAX-FREE FUNDS
(Also known as the Vanguard State Tax-Exempt Funds) (Individually, a Trust; Collectively, the Trusts)
STATEMENT OF ADDITIONAL INFORMATION
March 27, 2024
This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated March 27, 2024). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders for Vanguard California Tax-Free Funds, Vanguard Massachusetts Tax-Exempt Funds, Vanguard New Jersey Tax-Free Funds, Vanguard New York Tax-Free Funds, Vanguard Ohio Tax-Free Funds, and Vanguard Pennsylvania Tax-Free Funds, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).
Phone: Investor Information Department at 800-662-7447
Online: vanguard.com
TABLE OF CONTENTS
Description of the Trusts
The Trusts currently offer the following funds and share classes (identified by ticker symbol):
Share Classes[1]
Vanguard Fund[2]	Investor	Admiral	ETF
Vanguard California Tax-Free Funds
Vanguard California Municipal Money Market Fund	VCTXX	—	—
Vanguard California Intermediate-Term Tax-Exempt Fund	VCAIX	VCADX	—
Vanguard California Long-Term Tax-Exempt Fund	VCITX	VCLAX	—
Vanguard California Tax-Exempt Bond ETF	—	—	VTEC[3]
Vanguard Massachusetts Tax-Exempt Funds
Vanguard Massachusetts Tax-Exempt Fund	VMATX	—	—
Vanguard New Jersey Tax-Free Funds
Vanguard New Jersey Long-Term Tax-Exempt Fund	VNJTX	VNJUX	—
Vanguard New York Tax-Free Funds
Vanguard New York Municipal Money Market Fund	VYFXX	—	—
Vanguard New York Long-Term Tax-Exempt Fund	VNYTX	VNYUX	—
Vanguard Ohio Tax-Free Funds
Vanguard Ohio Long-Term Tax-Exempt Fund	VOHIX	—	—
Vanguard Pennsylvania Tax-Free Funds
Vanguard Pennsylvania Long-Term Tax-Exempt Fund	VPAIX	VPALX	—
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.
3 Exchange: Cboe BZX Exchange, Inc.

A separate Statement of Additional Information dated January 26, 2024, which relates to Vanguard California Tax-Exempt Bond ETF, can be obtained free of charge by contacting Vanguard.

Each Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.
Throughout this document, any references to “class” apply only to the extent a Fund issues multiple classes.
Organization
Vanguard California, New Jersey, New York, Ohio, and Pennsylvania Tax-Free Funds were each organized as a Pennsylvania business trust in 1985, 1987, 1985, 1990, and 1986, respectively. Each Trust was reorganized as a Delaware statutory trust in 1998. Vanguard Massachusetts Tax-Exempt Funds was organized as a Delaware statutory trust in 1998. Prior to their reorganizations as Delaware statutory trusts (aside from Vanguard Massachusetts Tax-Exempt Funds, which has always been a Delaware statutory trust), the Trusts were known as Vanguard California Tax-Free Fund, Inc.; Vanguard New Jersey Tax-Free Fund, Inc.; Vanguard New York Tax-Free Fund, Inc.; Vanguard Ohio Tax-Free Fund, Inc.; and Vanguard Pennsylvania Tax-Free Fund, Inc. Each Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within each Trust are classified as nondiversified within the meaning of the 1940 Act.
Service Providers
Custodian. State Street Bank and Trust Company, One Congress Street, Suite 1 Boston, MA 02114, serves as the Funds‘ custodian. The custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm audits the Funds’ annual financial statements and provides other related services.
Transfer and Dividend-Paying Agent. The Funds’ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.
Characteristics of the Funds’ Shares
Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.
Shareholder Liability. Each Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.
Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund’s board of trustees.
Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of a Fund or the class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.
Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.
Preemptive Rights. There are no preemptive rights associated with the Funds’ shares.
Conversion Rights. Fund shareholders (except those of Vanguard Massachusetts Tax-Exempt Fund, Vanguard Ohio Long-Term Tax-Exempt Fund, Vanguard California Municipal Money Market Fund, and Vanguard New York Municipal Money Market Fund) may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with Vanguard Massachusetts Tax-Exempt Fund, Vanguard Ohio Long-Term Tax-Exempt Fund, Vanguard California Municipal Money Market Fund, or Vanguard New York Municipal Money Market Fund.
Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.
Sinking Fund Provisions. The Funds have no sinking fund provisions.
Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.
Shareholder Rights. Any limitations on a shareholder’s right to bring an action do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such limitations.
Tax Status of the Funds
Each Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements relating to the source of its income and the diversification of its assets. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, and/or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.
Each Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. Capital losses may be carried forward indefinitely and retain their character as either short-term or long-term.

Fundamental Policies
Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund’s net assets.
80% Policy. Each Fund will invest at least 80% of its assets in securities exempt from federal taxes and taxes of the state indicated by each Fund’s name, under normal market conditions. In applying these 80% policies, assets include net assets and borrowings for investment purposes. In addition, under normal market conditions, Vanguard Massachusetts Tax-Exempt Fund will invest at least 65% of its total assets in the securities of Massachusetts issuers.
Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Diversification. Each Fund will limit the value of all holdings (other than U.S. government securities, cash, and cash items as defined under subchapter M of the IRC), each of which exceeds 5% of the Fund’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Fund’s total assets as of the end of each quarter of the taxable year. Additionally, each Fund (other than Vanguard Massachusetts Tax-Exempt Fund) will limit the aggregate value of holdings of a single issuer (other than U.S. government securities, as defined in the IRC) to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.
Industry Concentration. Each Fund (other than Vanguard California Municipal Money Market Fund and Vanguard New York Municipal Money Market Fund) will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries.
For Vanguard California Municipal Money Market Fund and Vanguard New York Municipal Money Market Fund: Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except that the Fund reserves the right to concentrate its investments in government securities, as defined in the 1940 Act, and certificates of deposit and bankers’ acceptances issued by domestic banks (which may include U.S. branches of non-U.S. banks).
Investment Objective. The investment objective of each Fund may not be materially changed without a shareholder vote.
Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.
Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Tax-Exempt Investments. For a description of each Fund’s fundamental policy on tax-exempt investments, see the “80% Policy” in Fundamental Policies.
Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.
Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.

None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See Management of the Funds for more information.
Investment Strategies, Risks, and Nonfundamental Policies
Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.
The following investment strategies, risks, and policies supplement each Fund’s investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.
Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets (at the time of borrowing) made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4 under the 1940 Act.
Cybersecurity Risks. The increased use of technology to conduct business could subject a fund and its third-party service providers (including, but not limited to, investment advisors, transfer agents, and custodians) to risks associated with cybersecurity. In general, a cybersecurity incident can occur as a result of a deliberate attack designed to gain unauthorized access to digital systems. If the attack is successful, an unauthorized person or persons could misappropriate assets or sensitive information, corrupt data, or cause operational disruption. A cybersecurity incident could also occur unintentionally if, for example, an authorized person inadvertently released proprietary or confidential information. Vanguard has developed robust technological safeguards and business continuity plans to prevent, or reduce the impact of, potential cybersecurity incidents. Additionally, Vanguard has a process for assessing the information security and/or cybersecurity programs implemented by a fund’s third-party service providers, which helps minimize the risk of potential incidents that could impact a Vanguard fund or its shareholders. Despite these measures, a cybersecurity incident still has the potential to disrupt business operations, which could negatively impact a fund and/or its shareholders. Some examples of negative impacts that could occur as a result of a cybersecurity incident include, but are not limited to, the following: a fund may be unable to calculate its net asset value (NAV), a fund’s shareholders may be unable to transact business, a fund may be unable to process transactions, or a fund may be unable to safeguard its data or the personal information of its shareholders.
Debt Securities—Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. It is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 9 months. High-quality commercial paper typically has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is also high credit quality; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. In assessing the credit quality of commercial paper issuers, the following factors may be considered: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks that may be inherent in certain areas, (3) evaluation of the issuer’s products in relation to competition and customer acceptance, (4) liquidity, (5) amount and quality of long-term debt, (6) trend of earnings over a period of ten years, (7) financial strength of a parent company and the relationships that exist with the issuer, and (8) recognition by the management of obligations that may be present or may arise as a result of public-interest questions and preparations to meet such obligations. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than longer-term fixed income securities because interest rate risk typically increases as maturity lengths increase. Additionally, an issuer may expect to repay commercial paper obligations at maturity from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper payment obligations, also known as rollover risk. Commercial paper may suffer from reduced liquidity due to certain circumstances, in particular, during stressed markets. In addition, as with all fixed income securities, an issuer may default on its commercial paper obligation.
Variable-amount master-demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to an arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable-amount master-demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund’s investment in variable-amount master-demand notes, Vanguard’s investment management staff will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, along with the borrower’s ability to pay principal and interest on demand.
Debt Securities—Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (e.g., lower than Baa3/P-2 by Moody’s Investors Service, Inc. (Moody’s) or below BBB–/A-2 by Standard & Poor’s Financial Services LLC (Standard & Poor’s)) or, if unrated, are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and they will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.
Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.
Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring such as an acquisition, a merger, or a leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.
The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. An actual or anticipated economic downturn or sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.
The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund’s advisor to sell a high-yield security or the price at which a fund’s advisor could sell a high-yield security, and it could also adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation of the securities.
Except as otherwise provided in a fund’s prospectus, if a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.
Debt Securities—Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark or reference rate (such as the Secured Overnight Financing Rate (SOFR) or another reference rate) or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction-rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities. The greater liquidity risk may exist, for example, because of the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or the date of maturity. Such liquidity risk may be heightened for certain types of variable rate securities called “extendible municipal securities,” in which the holder of a security is required to retain the investment for the length of the remarketing period (the time frame in which a remarketing agent seeks a new buyer for the security). Extendible municipal securities typically have extended remarketing periods of up to 13 months after a tender date. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security. Extendible municipal securities that have been “extended” into a longer remarketing period may also be considered illiquid.
Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.
Derivatives may be used for a variety of purposes, including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to a fund’s OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. A fund’s advisor(s), however, will monitor and adjust, as appropriate, the fund’s credit risk exposure to OTC Derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
When a fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.
For OTC Derivatives, a fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.
Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.
Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds were required to comply with Rule 18f-4 by August 19, 2022. A money market fund generally cannot rely on Rule 18f-4 to enter into derivative transactions, with a limited exception for investments in certain when-issued, forward-settling and non-standard settlement cycle securities transactions. Under Rule 18f-4, a money market fund is only permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the Investment Company Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. These requirements may limit the ability of a fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, as part of its investment strategies.

Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a fund may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to each Fund under the CEA.

Environmental, Social, and Governance (ESG) Considerations. Vanguard’s Investment Stewardship Team, on behalf of the Board of Trustees of each Vanguard-advised U.S. fund, administers proxy voting for the equity holdings of the Vanguard-advised funds. The Investment Stewardship Team may engage with issuers to better understand how they are addressing material risks, including material environmental, social, or governance risks. Specifically, the Investment Stewardship Team may engage with company leaders and directors to understand how they oversee, mitigate, and disclose material risks to shareholders. With respect to material human-rights-related risks, where such matters are not addressed by applicable sanctions laws and regulations that restrict specific investments, the Investment Stewardship Team employs procedures to identify and monitor material human-rights-related risks to long-term shareholder returns at portfolio companies held by the Vanguard-advised funds and to understand how portfolio company boards are overseeing any such risks.
Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.
An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”
Foreign Securities—Russian Market Risk. Russia’s large-scale invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; a decline in the value and liquidity of Russian securities, properties, or interests; and other adverse consequences to the Russian economy and Russian assets. In addition, a fund’s ability to price, buy, sell, receive, or deliver Russian investments has been and may continue to be impaired. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a fund, even if the fund does not have direct exposure to securities of Russian issuers.
Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. Each Fund’s obligation under futures contracts will not exceed 20% of its total assets. The reasons for which a Fund may invest in futures include (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds or (2) to reduce the Fund’s transaction costs or add value when these instruments are favorably priced.

A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.
A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.
A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position.

Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. U.S. Treasury futures are generally not subject to such daily limits.
A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.
Hybrid Instruments. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock, or other traditional investment, but a hybrid may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.
Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks; perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes; contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer’s capital ratio falls below a predetermined trigger level; and trust-preferred securities, which are preferred stocks of a special-purpose trust that holds subordinated debt of the corporate parent. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.
In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or the interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each, a benchmark). For some hybrids, the principal amount payable at maturity or the interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark, thus magnifying movements within the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund’s investment in hybrids, these risks may cause significant fluctuations in the fund’s net asset value. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of an issuer or, sometimes, the portfolio needs of a particular investor, and therefore the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional securities.

Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund’s investments in these products may be subject to the limitations described under the heading “Other Investment Companies.”
Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the fund would generate a negative return on that investment. Cash positions may also subject a fund to increased counterparty risk to the fund’s bank.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. To the extent such actions are pursued, they present heightened risks to debt securities, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In recent years, the U.S. government began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Funds may be subject to significant losses.
In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt securities, or equity securities that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher income-producing assets may cause the price of such securities to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. These considerations may limit a fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility and potential illiquidity.
A low or negative interest rate environment could, and a prolonged low or negative interest rate environment will, impact a fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, and/or achieve its investment objective.
Market Disruption. Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks discussed above and in a fund’s prospectus. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments and operation of a fund. These events could also result in the closure of businesses that are integral to a fund’s operations or otherwise disrupt the ability of employees of fund service providers to perform essential tasks on behalf of a fund.
Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, U.S. jurisdictions or territories, and other political subdivisions and by agencies, authorities, and instrumentalities of states and multistate agencies or authorities (collectively, municipalities). Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

Municipal bonds include securities from a variety of sectors, each of which has unique risks, and can be divided into government bonds (i.e., bonds issued to provide funding for governmental projects, such as public roads or schools) and conduit bonds (i.e., bonds issued to provide funding for a third-party permitted to use municipal bond proceeds, such as airports or hospitals). The Funds will not concentrate in any one industry or group of industries; tax-exempt securities issued by states, municipalities, and their political subdivisions are not considered to be part of an industry. However, if a municipal bond’s income is derived from a specific project, the securities will be considered to be from the industry of that project. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.
General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.
Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered “private activity bonds,” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of “Debt Securities—Variable and Floating Rate Securities”). A tax-exempt fund will generally invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee that the interest payments on municipal bonds will continue to be tax-exempt for the life of the bonds.
Some longer-term municipal bonds give the investor a “put option,” which is the right to sell the security back to the issuer at par (face value) prior to maturity, within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds (see discussion of “Debt Securities—Variable and Floating Rate Securities”).
Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance (which is usually purchased by the bond issuer from a private, nongovernmental insurance company) provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit quality of an insured bond reflects the higher of the credit quality of the insurer, based on its claims-paying ability, or the credit quality of the underlying bond issuer or obligor. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them are assessed as high credit quality. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.
Municipal bonds also include tender option bonds, which are municipal bond structured products created by dividing the income stream provided by an underlying security, such as municipal bonds or preferred shares issued by a tax-exempt bond fund, to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the risk of the underlying security. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.
Municipal securities also include a variety of structures geared toward accommodating municipal-issuer short-term cash-flow requirements. These structures include, but are not limited to, general market notes, commercial paper, put bonds, and variable-rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short-term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).
Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds (BABs). The borrowing costs of BABs are subsidized by the federal government, but BABs are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 (ARRA) to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-exempt municipal bonds. BABs also include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs and are designed to finance certain types of projects in distressed geographic areas.
Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a taxable interest rate of 10% of the par value of the bond, the U.S. Treasury would make a payment directly to the issuing government of 35% of that interest (3.5% of the par value of the bond) or 45% of the interest (4.5% of the par value of the bond) in the case of a Recovery Zone Economic Development Bond. Thus, the state or local government’s net borrowing cost would be 6.5% or 5.5%, respectively, on BABs that pay 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. The BAB program expired on December 31, 2010. BABs outstanding prior to the expiration of the program continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, the federal interest rate subsidy or tax credit has been reduced by the government sequester. Additionally, bonds issued following expiration of the program are not eligible for federal payment or tax credit. In addition to BABs, a fund may invest in other municipal bonds that pay taxable interest.
The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in the municipal bonds being canceled without repayment; repaid only in part; or repaid in part or whole through an exchange thereof for any combination of cash, municipal bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or payment obligor or a related entity. Certain issuers are not eligible to file for bankruptcy.
Municipal Bonds—Risks. Municipal bonds are subject to credit risk. The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, size of a particular offering, maturity of the obligation, and credit quality of the issue. Consequently, municipal bonds with the same maturity, coupon, and credit quality may have different yields, while municipal bonds of the same maturity and coupon, but with different credit quality, may have the same yield. It is the responsibility of a fund’s investment management advisor to appraise independently the fundamental quality of bonds held by the fund. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.
Congress, state legislatures, or other governing authorities may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time, proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a fund to achieve its respective investment objective. In that event, the fund’s trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund’s municipal bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state’s overall municipal market. In the event that a particular obligation held by a fund is assessed at a credit quality below the minimum investment level permitted by the investment policies of such fund, the fund’s investment advisor, pursuant to oversight from the trustees, will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.
Municipal bonds are subject to interest rate risk, which is the chance that bond prices will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer-maturity issues tend to fluctuate more than prices of shorter-maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, such as the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.
Municipal bonds are subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. A fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income. Some of these investments may generate taxable income, and thus a fund may need to distribute income subject to federal personal income tax or the alternative minimum tax. Call risk is generally high for long-term bonds. Conversely, municipal bonds are also subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk is generally high for long-term bonds.
Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund’s board of trustees. In determining the liquidity and appropriate valuation of a municipal bond, a fund’s advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) the factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.
Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded, centrally cleared options, credit risk is mutualized through the involvement of the applicable clearing house.
The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
If a trading market, in particular options, were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.
A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.
Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.
An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund’s limitation on investments in illiquid securities.
OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.
Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.
Other Investment Companies. A fund may invest in other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), and closed-end investment companies, to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies generally and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement. Rule 12d1-4 is also designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the acquired fund will be limited in the amount it could invest in other investment companies and private funds. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Because preferred shares of closed-end investment companies are not allocated any operating or advisory expenses, the Vanguard funds will not bear any expenses from investments in certain variable-rate demand-preferred securities issued by closed-end municipal bond funds. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.
A fund may be limited to purchasing a particular share class of other investment companies (underlying funds). In certain cases, an investor may be able to purchase lower-cost shares of such underlying funds separately, and therefore be able to construct, and maintain over time, a similar portfolio of investments while incurring lower overall expenses.
Reliance on Service Providers, Data Providers, and Other Technology. Vanguard funds rely upon the performance of service providers to execute several key functions, which may include functions integral to a fund’s operations. Failure by any service provider to carry out its obligations to a fund could disrupt the business of the fund and could have an adverse effect on the fund’s performance. A fund’s service providers’ reliance on certain technology or information vendors (e.g., trading systems, investment analysis tools, benchmark analytics, and tax and accounting tools) could also adversely affect a fund and its shareholders. For example, a fund’s investment advisor may use models and/or data with respect to potential investments for the fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance upon such models or data expose a fund to potential risks.
Restricted and Illiquid Securities/Investments (including Private Placements). For Vanguard California Municipal Money Market Fund and Vanguard New York Municipal Money Market Fund, illiquid securities/investments are securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. For Vanguard California Intermediate-Term Tax-Exempt Fund, Vanguard California Long-Term Tax-Exempt Fund, Vanguard Massachusetts Tax- Exempt Fund, Vanguard New Jersey Long-Term Tax-Exempt Fund, Vanguard New York Long-Term Tax-Exempt Fund, Vanguard Ohio Long-Term Tax-Exempt Fund, and Vanguard Pennsylvania Long-Term Tax-Exempt Fund, illiquid securities/investments are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC generally limits aggregate holdings of illiquid securities/investments by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities/investments and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities/investments may include restricted, privately placed securities (such as private investments in public equity (PIPEs) or special purpose acquisition companies (SPACs)) that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with guidelines approved by the board of trustees.
Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authorities. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. Each Fund has not requested and will not request an advance ruling from the Internal Revenue Service (IRS) as to the U.S. federal income tax matters discussed in this Statement of Additional Information. In some cases, a fund’s tax position may be uncertain under current tax law and an adverse determination or future guidance by the IRS with respect to such a position could adversely affect the fund and its shareholders, including the fund’s ability to continue to qualify as a regulated investment company or to continue to pursue its current investment strategy. A shareholder should consult his or her tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Tax Matters—Federal Tax Treatment of Exempt-Interest Dividends. If, at the end of each quarter of a fund’s taxable year, at least 50% of the fund’s total asset value consists of securities generating interest that is exempt from federal tax under IRC section 103(a), the fund may pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by the fund. These dividends generally are not taxable to fund shareholders for U.S. federal income tax purposes, but they may result in liability for the federal alternative minimum tax.
Tax Matters—Federal Tax Treatment of Futures Contracts. For federal income tax purposes, a fund generally must recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.
A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments, and shareholders will be advised on the nature of the distributions.
Tax Matters—Market Discount or Premium. The price of a bond purchased after its original issuance may reflect market discount or premium. Depending on the particular circumstances, market discount may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply. Premium is generally amortizable over the remaining term of the bond. Depending on the type of bond, premium may affect the amount of income required to be recognized by a fund holding the bond and the fund’s basis in the bond.
Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See “Tax Matters—Tax-Exempt Investors.”
Tax Matters—Sale or Exchange of Money Market Fund Shares by Investors. Following the October 14, 2016, final compliance date of the money market fund reforms adopted by the SEC, Vanguard California Municipal Money Market

Fund and Vanguard New York Municipal Money Market Fund continue to seek to maintain a stable NAV of $1 per share; however, there can be no guarantee that each Fund will do so. Accordingly, in general, shareholders are not expected to incur taxable gains or losses on the sale or exchange of their shares. However, in the event a Fund’s NAV goes above or below $1, and a shareholder sells or exchanges shares at that price, the shareholder may recognize a gain or loss on the sale or exchange of shares. Also, if a Fund imposes a liquidity fee on redemptions of its shares, a shareholder will generally recognize a loss on the sale or exchange of shares equal to the amount of that fee. Assuming a shareholder holds the shares as a capital asset, any gain or loss recognized on a sale or exchange of shares will be treated as capital in nature.
Unless a shareholder chooses to adopt the simplified “NAV method” of accounting (described below), any capital gain or loss generally will be treated as short-term if the shareholder held Fund shares for one year or less or long-term if the shareholder held Fund shares for longer. Any loss realized on the sale or exchange of Fund shares that a shareholder held for six months or less may be disallowed to the extent of any distributions treated as “exempt-interest dividends” with respect to those shares. Further, if a shareholder sells or exchanges shares at a loss, the loss will generally be disallowed under the “wash sale” rule of the IRC where other substantially identical shares are purchased (including by dividend reinvestment) within 30 days before or after the sale or exchange.
If the shareholder elects to adopt the NAV method of accounting, rather than compute any gain or loss on every taxable sale or exchange of Fund shares, the shareholder would determine the gain or loss based on the change in the aggregate value of the Fund shares during a computation period (e.g., the shareholder’s taxable year or certain shorter periods), reduced by the net investment (purchases minus taxable sales or exchanges) in those Fund shares during the period. Under the NAV method, if a shareholder holds the shares as a capital asset, any resulting net gain or loss (including any loss arising from the shareholder’s payment of a liquidity fee on redemption of the shares) would be treated as short-term capital gain or loss. If a shareholder uses the NAV method, the wash sale rules will generally not apply to disallow a loss incurred for a computation period.
Shareholders are permitted to use different methods of accounting for shares of a single Fund that are held in different accounts or for shares of different money market funds held in the same account.
Please consult your tax advisor for more information concerning these rules.
Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds.
Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See “Tax Matters—Real Estate Mortgage Investment Conduits.”
In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.
Tender Option Bond Programs. Tender option bond programs are a type of municipal bond structured product, which is taxed as a partnership for federal income tax purposes. These programs provide for tax-exempt income at a variable rate. In such programs, underlying securities in the form of high-quality longer-term municipal bonds or preferred shares issued by a tax-exempt bond fund are held inside a trust and varying economic interests in the underlying securities are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed-upon intervals. This class is an eligible security for municipal money market fund investments. A second class of investors has a residual income interest (earning any net income produced by the underlying securities that exceeds the variable income paid to the other class of investors) and bears the risk that the underlying bonds or preferred shares of the tax-exempt bond fund will decline in value because of changes in market interest rates. These holdings will generally underperform the fixed-rate municipal securities market in a rising interest rate environment. The Funds do not invest in this second class of investors. Under the terms of such programs, both investor classes bear the risk of loss that would result from a payment default on the underlying bonds or preferred shares as well as from other potential, yet remote, credit or structural events. If a tender option bond program would fail to qualify as a partnership for federal income tax purposes or if the IRS were to disagree with the tax allocation mechanisms or treatment of the credit enhancement used in a program, a Fund invested in that program could realize more taxable ordinary income than it otherwise would have.
Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.
Variable-Rate Demand-Preferred Securities. A fund may purchase certain variable-rate demand-preferred securities (VRDPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. The fund may invest in securities issued by single-state or national closed-end municipal bond funds. VRDPs are issued by closed-end funds to leverage returns for common shareholders. Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least 200% at all times in order to issue preferred shares. It is anticipated that the interest on the VRDPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state’s income tax. The VRDPs will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider. A fund could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy. A fund has no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the VRDPs are not freely transferable, and therefore a fund may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.
A fund’s purchase of VRDPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading “Other Investment Companies.”
When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund complies with Rule 18f-4.
State Risk Factors
Following is a brief summary of select state factors affecting each Fund. It does not represent a complete analysis of every material fact affecting each state’s debt obligations. Each summary is based on a sampling of offering statements for the debt of each state’s issuers, data from independent rating agencies, and/or data reported in other public sources. The Funds have not independently verified this information and will not update it during the year.
In general, the credit quality and credit risk of any issuer’s debt depend on the state and local economy, the health of the issuer’s finances, the amount of the issuer’s debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing, and diversified; the financial operations are sound; and the debt burden is reasonable.

California Risk Factors
Vanguard California Tax-Free Funds invest primarily in the obligations of the State of California, State agencies, and various local governments in the State. Local government obligations include securities issued by counties, cities, school districts, special districts, agencies, and authorities. There are also bonds from various 501(c)(3) entities in the Funds.
The State’s revenue collection over the past fiscal year has significantly lagged compared to projections due to reduced investment from higher interest rates, including significantly lower home sales from higher mortgage rates and reductions in technology/startup investment that have typically lifted the State’s economy. Another factor last year was a seven-month delay in tax payments due to severe weather across the state in the winter/spring of 2023. The State’s budget process for fiscal year 2025 (period from July 1, 2024, through June 30, 2025) is underway, and the Governor’s initial proposed budget forecasts a $37.9 billion budget gap in fiscal year 2025. This is a smaller budget gap than the $58.0 billion gap projected by the State’s fiscal watchdog group, largely due to differences in how each account for changes in school and community college funding. The Governor’s budget is optimistic in predicting a faster return to growth than the fiscal oversight group assumes. As such, Newsom’s administration assumes revenues for fiscal year 2025 are expected to be $3.9 billion or 1.4% higher than fiscal year 2024. This would mark a second consecutive deficit year for the State following fiscal year 2024. Governor Newsom proposes addressing about three-quarters of this deficit through a combination of funding reductions, delays, cost shifts, and reserve withdrawals.
The initial budget proposal includes withdrawing $12.0 billion from the Rainy Day Fund. The Rainy Day Fund was previously funded at the constitutional max, and this withdrawal would still leave $11.1 billion in the Rainy Day Fund at the end of fiscal year 2025. The initial budget also proposes withdrawing $900 million (the entire balance) from the safety net reserve. Altogether, the State is expected to end fiscal year 2025 with $18.4 billion in total reserves—about 32% lower than the fiscal year 2024 figure. Given the current weaker economic environment compared to last year, the State will have to balance fiscal restraint with advancing its progressive agenda. Newsom has scaled back funding on some of his administration’s key priorities, including spending cuts and delays to homelessness, climate, and workforce initiatives. Newsom maintains funding levels for major spending commitments such as free kindergarten and expanded Medi-Cal coverage for all California residents regardless of immigration status, which became effective January 1, 2024. However, he has asked the Legislature to consider delaying a planned minimum wage increase for health care workers and adding a “trigger” provision, whereby future increases are tied to revenue availability.
The final budget will likely vary from the initial proposal. If economic conditions deteriorate further, then additional austerity measures could be implemented, and there could be some pushback from the more left-leaning Legislature regarding any potential cuts to social spending. The State adopted its budget for fiscal year 2024 prior to the beginning of the fiscal year for the 11th year in a row, and we expect that the Legislature will adopt the fiscal year 2025 budget on time as well. Of importance, the State’s liquidity variables remain strong; it does not anticipate issuing a cash flow note in fiscal year 2025 (notes have not been issued since fiscal year 2015).
An over-arching theme of the State’s finances continues to be the dependence of General Fund revenues on high income taxpayers and, consequently, the exposure to volatile capital gains revenues from real estate and financial markets. The Department of Finance reports that, currently, the top 1% of earners generate almost half of the State’s personal income tax revenues which, themselves, are two-thirds of total General Fund revenues. As such, California’s finances are generally hit harder during a recession than the rest of the U.S.
The State budget remains vulnerable to underlying economic conditions, as well as capital market results, because personal income taxes and sales taxes—both highly correlated to economic conditions—are the largest revenue sources. Given the importance of California’s ports and its export-driven agricultural, high-tech, and manufacturing economy, the global economy remains an important variable. Federal policies, including immigration and tariffs (especially on Chinese goods) could affect the State’s economy to a greater extent than the rest of the nation.
According to S&P, California’s tax-supported debt of $81.0 billion in fiscal year 2022 represented 2.7% of personal income, compared with a U.S. median of 2.5%. S&P ranks California as the sixteenth highest in the nation by this measure. On a per capita basis, net tax-supported state debt was $2,075, the twelfth highest in the nation. The higher interest rate environment has raised debt service costs recently, however the State took advantage of lower rates to refund bonds in the several years leading up to this, which generated aggregate debt service cost savings. The $23.6 billion of authorized but unissued bonds that the State Treasurer’s office indicates it has yet to sell as of December 1, 2023, is expected to erode these ratios modestly when they come to market.

CalPERS had an estimated funded ratio of 72% as of the end of fiscal year 2023, unchanged from the prior year. This estimate is based on CalPERs’ preliminary fiscal year 2023 return of 5.8%, an improvement from the -6.1% return in FY2022. The discount rate and assumed rate of return remains at 6.8%. The State has proactively lowered its discount rate several times over the past 15 years which is prudent albeit detrimental to the unfunded liability. The state accounts for roughly 35% of the CalSTRS net liability on its balance sheet based on the share of annual contributions made to the plan directly by the state. The weak funded status of CalPERS remains a key challenge for the State. CalSTRTS’s funded status continues to rise. The latest CalSTRS data as of the June 30, 2022, actuarial valuation indicate that it is 74.4% funded, up from 62.6% in fiscal year 2017. The investment return was -6.7% in fiscal year 2022 (most recent available). The funding level remains lower than ideal, hampered by the fact that CalSTRS funding is set in State statute, not by actuarial principles as well as earnings assumptions that are lower than in the past. However, employer contribution requirements continue to rise, and it seems the State is being proactive about moving the needle on the funding level of this plan. Most of the State’s Other Post-Employment Benefits (OPEB) obligations remain unfunded, with the State paying amounts required when due.
At $3.6 trillion in 2022, California’s economy remains the largest among the states, representing approximately 14.1% of total U.S. economic activity, a slight decrease from the previous year. California is poised to become the world’s fourth largest economy, surpassing Germany in ranks. The growth rate from 2021 to 2022 (the latest data available) was 6.6%, ahead of the 9.1% national rate according to the U.S. Bureau of Economic Analysis, as California and the rest of the Country continued to recover post-pandemic. Unemployment was 4.8% (not seasonally adjusted) in California as of October 2023, compared with the 3.6% national rate according to the Bureau of Labor Statistics, which is higher than this time last year. As the largest agricultural producer in the country, California has unemployment levels that are typically higher than those in the nation as a whole but concentrated away from the coastal population centers. Recent layoffs in the technology sector have accelerated in anticipation of a gloomier economic outlook.
California remains a relatively wealthy state. As of 2022, it had a per capita income level of $77,036, representing 117.7% of the national average according to the U.S. Bureau of Economic Analysis. California is ranked fourth among the states by this measure, which is high. Californians’ wealth increased at a slower rate than the average American over the past year.
California remains the largest state in the nation by population. There were an estimated 39.0 million people living there as of July 2023, the latest official estimate from the Department of Commerce’s Bureau of the Census; this is 11.6% of the national population. The growth rate over the past ten years has been slower than the national rate, and the State’s population has actually shrunk the past few years as high cost of living and remote work have pushed people out. Political wrangling on immigration could exacerbate this decline, especially if Republicans re-take control of the White House in 2024. Real estate markets have continued to improve in most places over the past year and have positively impacted the State’s finances, as well as those of local governments. However, there is some concern in the very expensive markets (i.e. San Francisco) that a high level of permanent work from home adoption by companies spurred on by the pandemic will lead to a significant decline in demand. Housing affordability in general continues to be a risk factor.
Because of the State’s continued growth, it is facing challenges in infrastructure development and finance. In the transport sector, roads are congested and mass transit is not as developed as in some of the country’s older metropolitan areas. The $1.2 trillion Infrastructure Investment and Jobs Act (IIJA) passed in November 2021 includes up to $46.0 billion for various infrastructure projects in the State over 5 years. Progress is being made on a high-speed rail system, including $3.0 billion in federal funding allocated from the IIJA, however additional funding will still be needed and the project remains controversial. In 2022, the State enacted a rule requiring all new vehicles sold in California by 2035 to be electric or plug-in hybrid. This will require significant investments in electric vehicle charging infrastructure, which will be funded by a mix of state and federal sources.
Water availability remains an ongoing challenge in California due to continued growth there and in other western states. After a few years of abnormally wet conditions in 2021 and 2022, Snowpack in the Sierra Nevadas declined toward the end of 2023, with levels at 35% of normal (January 2024). Wildfires were less impactful than in previous years, but continue to pose a threat throughout the State. A state “insurance” fund for wildfires (paid for by the State’s investor-owned utilities) was funded in 2020 with a combination of utility provider money and ratepayer fees – it is expected to top out at $21.0 billion. A voter-approved proposition from November 2014 authorized $7.1 billion in State General Obligation bonds to finance water delivery, maintenance, and conservation projects. The State is also facing challenges to build new school facilities to educate its growing student population in the areas where population growth is taking place. There is a measure on the November 2024 State ballot for up to $14.0 billion in bond issuance to fund public education facility construction and modernization.

Local government finances remain healthy with the return of pre-pandemic tourism levels, solid property value gains, and a deluge of federal stimulus money following COVID. Although K-14 funding will be reduced in fiscal year 2025, the State plans to mitigate the impact to school districts and community college districts through a mix of increased discretionary funding and higher funding in future years. No deferrals are expected in fiscal year 2025. Proposition 98 protects most school district revenues, although most of them still come from the State. Thus, school districts remain exposed to the State’s revenue flow, and some school districts are starting to feel the squeeze from the CalSTRs funding mandates.
California is subject to unique natural hazard risks such as earthquakes and forest fires, which can cause localized economic harm. Natural hazards could limit the ability of governments to repay debt. They could also prevent governments from fulfilling obligations on appropriation debt, particularly if the relevant leased asset is destroyed. Cycles of drought, flooding, fires, and mudslides are also concerns insofar as they affect agricultural production, power generation, property values, and drinking water supplies.
Federal policies are always a risk to the state, and the upcoming 2024 presidential election raises additional uncertainty. Depending on which party takes office, changes in taxation, regulatory shifts, or funding allocations that could impact the State’s revenue streams, property values, and migration patterns.
Massachusetts Risk Factors
Vanguard Massachusetts Tax-Exempt Fund invests primarily in obligations of the Commonwealth of Massachusetts (‘the Commonwealth’) and its local governments, including counties, cities, towns, special districts, agencies, and authorities. The Fund also invests in bonds issued by governmental authorities for the benefit of various 501(c) (3) entities in Massachusetts. Massachusetts has high and growing income levels. According to the Bureau of Economic Analysis, the Commonwealth’s per capita personal income of $84,561 in 2022 was 129% of the national average and ranked first in the United States. The growth rate of the Commonwealth’s per capita income between 2021 and 2022 was 1.3% compared with a national growth rate of 1.6%. The Commonwealth’s population is large, and has declined by 0.4% from 2020 to 2023, a period during which the population of the United States grew by 1.0%. According to the U.S. Census Bureau, Massachusetts’ population in July 2023 was 7.0 million, representing just over 2% of the U.S. population. Massachusetts has significant economic activity with low unemployment. The Commonwealth’s GDP was $604 billion in 2022, according to the U.S. Bureau of Economic Analysis, representing 2.8% of the U.S. total. The Commonwealth’s GDP grew by 2.1% from 2021 to 2022, compared to the national GDP growth rate of 1.9% over the same period. According to the U.S. Bureau of Labor Statistics, the Commonwealth’s unemployment rate was 2.9% in November 2023, well below the U.S. unemployment rate of 3.7% at that time.
The Commonwealth’s debt levels remain well above average. According to Merritt Research Services, Massachusetts’ total direct debt of $35.3 billion was a high 6.5% of its 2021 personal income versus the national median of about 2.4%, ranking it seventh among U.S. states. Massachusetts’ total direct debt per capita of about $5,020 ranks as the fourth highest in the nation, based on Merritt’s 2021 data. Debt levels are elevated relative to other states in part because of the Commonwealth’s issuance of debt that is financed at the local level in other states.
In addition to this debt, the Commonwealth has significant unfunded pension liabilities. As of the most recent actuarial valuation of January 1, 2023, the combined funded ratio of the state employees’ and teachers’ pension systems, which are the responsibility of the Commonwealth, was 64%, with an unfunded actuarial liability of $42.0 billion. Massachusetts has historically underfunded its pensions; however, recent contributions have been closer to required amounts. The Commonwealth has a plan to significantly increase contributions over the next several years, in order to fully fund the pensions. Under current law the Commonwealth is required to reduce the unfunded pension liability to zero by June 30, 2040. The unfunded OPEB liability as of June 30, 2022, was $13.4 billion. Massachusetts is a coastal state with coastal counties contributing more than 80% of its GDP, according to Moody’s, ranking the state well above the median for all states of 39%. Using this measure, Massachusetts is more exposed to risks of rising sea levels and flooding than the average U.S. state.
New Jersey Risk Factors
Vanguard New Jersey Long-Term Tax-Exempt Fund invests primarily in the obligations of New Jersey state government and various local governments, including counties, cities, townships, boroughs, school districts, not-for-profit health systems, higher education, special districts, agencies, and authorities. There are also bonds from various 501(c)(3) entities in the Funds. As a result of this investment focus, events in New Jersey are likely to affect the Fund’s investment performance.

Since the 2017 election and subsequent reelection of Governor Phil Murphy, state government has maintained a Democratic trifecta. The alignment has not necessarily resulted in political harmony, but the Governor has been successful in pushing through much of his progressive agenda including a true millionaire’s tax, legalization of recreational marijuana and a phased-in $15/hour minimum wage. In November 2021, voters re-elected Murphy in a closer-than-expected race, one of only two off-cycle elections for governor. His pledge for his second term remains focused on affordability and economic growth which has been supported by property tax relief and the expected sunsetting of the 2.5% Corporate Business Tax surcharge.
The record $54.3 billion fiscal year 2024 budget was passed on time and utilized reserves to offset declining revenues and higher expenditures with a forecasted surplus of $8.3 billion, ~15% of total expenditures and over three times higher than fiscal year 2022. The budget also fully funds the pension ADC at 100% for the third year in a row. No additional sources of revenue were adopted, and revenue performance has moderated with expectation of lower fiscal year 2024 revenues due to tapering federal support as well as the sunsetting of the 2.5% Corporate Business Tax surcharge effective January 1, 2024; however, the Governor has considerable discretion and ability to trim expenditures if necessary. The state will be challenged in the future to include new sustainable sources of revenue and/or expenditure cuts to offset high long-term liabilities and prevent a recurrence of a long-standing structural budget gap.
Although the state exhibits a diverse economy in the central Northeast Corridor and has elevated resident wealth and education levels, the cost of living and doing business is very high. New Jersey has one of the highest property taxes in the nation and a large foreclosure inventory concentrated mainly in the southern section of the state as well as some domestic outmigration, particularly among college graduates and retirees, which could limit future economic performance and revenue growth. Positively, there has been a recent trend of pandemic-related movement to the suburbs from New York City with many areas citing significant increases in property values in addition to state-wide population growth of 5.7% since 2010, though this growth has recently slowed.
New Jersey was severely impacted by the COVID-19 pandemic due to the population density of the state and proximity to New York City and the resulting closures of non-essential businesses severely limited economic activity. However, beginning in 2021, federal stimulus and vaccine availability contributed to a strong rebound in the economy with high vaccination rates being very supportive to the state’s recovery. In 2022, New Jersey ranked third behind Massachusetts and Connecticut in highest state per capita income (at $77,199 and 118% of the national average). New Jersey’s gross domestic product in 2022 was $646.7 billion, higher than $566.9 billion in 2021, due to sustained economic recovery post-pandemic and small business growth with the state ranking 19th in America’s Top States for Business climbing 23 spots as the most improved. The unemployment rate in November 2023 was 4.7%, above the national level of 3.7% as well as the neighboring states of New York and Pennsylvania, though job growth remains relatively strong.
The State’s debt burden is manageable in relation to the State’s wealth and resources but has increased significantly since the early 1990s when the financing of capital such as transportation improvements and pension liabilities was funded out of current revenues, Net tax-supported debt is among the highest in the United States accounting for ~7% of personal income (US median of 2.4%) with New Jersey ranking 6th for total direct debt of $46.6 billion and 5th for per capita debt of $5,020. However, the state is committed to reducing long-term liabilities in part through debt moderation and established a Debt Defeasance Fund with the passage of the fiscal year 2022 budget. The initial contribution of $3.7 billion was followed by $5.2 billion in fiscal year 2023 and $400M in fiscal year 2024 for the retirement of existing debt and future capital projects. So far, the state has defeased ~$3.7 billion in three phases saving taxpayers ~$1.4 billion in debt service costs.
In 2016, voters approved raising the gasoline tax by 23 cents per gallon to provide additional funding for transportation projects including the issuance of bonds. While additional hikes of 4.3 cents and 9.3 cents were implemented in 2018 and 2020 based on a funding formula and further elevated the taxpayer burden, there was a 1 cent decrease in 2022 which followed an 8.3 cent decrease in 2021 due to higher consumption related to increased economic activity following pandemic-related closures. The tax increased 0.9 cents in October 2023 to offset a decrease in diesel fuel consumption.
Historically, a positive credit factor for local government in New Jersey is the strong state oversight of local government operations by the Division of Local Governments Services. The State can and has seized control of mismanaged jurisdictions with the full takeover of Atlantic City being the most recent example. In addition, the State guarantees the debt service of many local government bond issues, such as those for school districts. However, funding for increased pension contributions and other postemployment benefit liabilities could be passed along to local governments if the increased funding becomes untenable for the state and, most recently increases in employee health insurance benefits were partially passed through to various municipalities.

New Jersey has a number of older urban centers, including Newark and Camden, which present a continuing vulnerability with respect to economic and social problems. The current administration has been successful on many social reforms such as a phased-in $15 minimum wage, a true Millionaire’s tax, and legalization of recreational marijuana with corresponding efforts to decriminalize minor infractions.
Geographically, New Jersey is a coastal state with almost 70% of GDP located in coastal counties, according to Moody’s, and is more exposed to climate change than the average U.S. state. The Governor took action in early 2020 by signing an executive order that directs the NJ DEP to write new regulations to integrate climate change into the state’s regulatory and permitting processes. In addition, the state is committed to alternative sources of energy with a goal of using 100% clean energy by 2050.
New York Risk Factors
Vanguard New York Tax-Free Funds invest primarily in the obligations of New York State government, agencies, authorities, and various local governments, including counties, cities, towns, school districts, and authorities. As a result of this investment focus, events in New York are likely to affect the Funds’ investment performance.
The U.S. economy surprised to the upside in 2023. The Bureau of Economic Analysis (BEA) reports that U.S. Gross Domestic Product (GDP) increased by 4.9% in the third quarter of 2023, primarily driven by continued strong consumer spending. Strong consumer spending was in part supported by strong employment growth (up 2.3% in 2023) along with growth in personal income (up 3.5% in third quarter). Along with the ongoing economic growth, inflation decreased from its peak of 9.1% in June 2022 to 3.4% in December 2023 and is projected to continue to ease, nearing 2.3% by 2025. Despite this positive economic backdrop, economic forecasts for 2024 are much weaker, centering around a “soft landing” scenario. The Congressional Budget Office (CBO) projects Real GDP growth of 1.5% for 2024, partly due to weaker consumer spending.
Similar to the U.S., economic growth in 2023 was also better than expected for both the State and New York City. This in turn resulted in stronger tax revenues, which resulted in healthy General Fund surpluses and stronger overall financial position for both. These results were achieved despite many ongoing challenges, including the high number of migrants/asylum seekers shuttled into the State.
On January 16, 2024, both Gov. Kathy Hochul and Mayor Eric Adams presented their preliminary budgets for fiscal year 2025. Both expect economic growth and tax revenues to weaken in 2024. However, both budgets are balanced, and both will start the next fiscal year with record-high level of reserves. These high reserve levels will provide flexibility in managing through the next economic downturn.
The State’s general obligation bond ratings remain stable and strong. The State’s general obligation (GO) ratings remained unchanged over the past 12 months, at Aa1/Stable by Moody’s, AA+/Stable by S&P, and AA+/Stable by Fitch. These ratings are expected to remain unchanged over the next 12 to 18 months. The ratings reflect strong underlying fundamentals, including large and diverse economies, above average wealth indicators, strong financial management practices, and pension funding levels that are amongst the highest in the country.
For New York City, on February 17, 2023, Fitch upgraded the City’s GO rating to AA/Stable from AA-/Positive. The upgrade from Fitch reflected “exceptionally strong budget monitoring and controls supporting our high assessment of operating performance”. The Moody’s rating is Aa2/Stable. The S&P rating is AA/Stable. Like the State, these ratings are expected to remain unchanged over the next 12 to 18 months.
Credit quality for both is likely near its peak as we enter calendar year 2024. Through 2024, credit quality could see some softening due to weaker economic growth. However, both are in a strong position to weather through a mild-to-moderate recession, should one ensue.
At the local level, the credit quality for local governments (outside of New York City) also remains heathy and resilient. The Office of the New York State Comptroller publishes a fiscal stress score annually for each county, city, town, village, and school district. Of the 1,393 local governments (excluding school districts) that received a fiscal stress score in fiscal year 2022, just one local government was designated as being in significant fiscal stress, two were under moderate fiscal stress, and eleven were susceptible to fiscal stress.

Similarly, of the school districts that received a fiscal stress score in fiscal year 2022, just one was listed as having significant stress. Five others were listed as having moderate fiscal stress and eight were listed as being susceptible to fiscal stress. Property taxes and state aid are generally the two largest revenue sources for local governments. These two revenues sources have provided much stability to local budgets in recent years. Faced with budget challenges, tools available to local governments include expenditure cuts, use of reserve funds, cash flow borrowing, and tax increases.
Like other states, New York is exposed to federal policies. The 2024 presidential election will add additional uncertainty, particularly under a republican administration and related potential changes in federal funding allocations and taxes changes.
Climate change remains a near-term and long-term threat to New York State and the downstate region of New York City and Long Island in particular. These threats include rising sea levels, more severe coastal flooding, more intense storms, and greenhouse gas emissions. In recent years, Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee all impacted the State—causing damage to mass transit systems, power transmission and distribution systems, and other vital state infrastructure. The State and its local governments will need to continue to plan for and invest in projects and policies that help mitigate climate related challenges. At the State level, progress continues to be made toward the State’s goal of achieving 70% renewable electricity generation by 2030 and zero-emission electricity by 2040.
New York State:
Financial position for New York State strengthened over the past two fiscal years, aided by strong tax collections and tax increases enacted in fiscal year 2022. For fiscal year 2022, tax receipts increased by 27%, which was the highest annual increase in at least the past 30 years. For fiscal year 2023, tax receipts increased by a more moderate 9%.
The strong growth in tax receipts contributed to a General Fund (GF) surplus of $11.3b in fiscal year 2022 and a GF surplus of $15.4 billion in fiscal year 2023. In turn, these surpluses allowed the State to increase its reserve levels to historic highs. For fiscal year 2023, the State’s principal reserves total $19.5 billion, or a very healthy 16% of State Operating Funds expenditures. This is a significant accomplishment—reached two years ahead of schedule. With reserves now at 16% of expenditures, the State is in a good position to weather a period of weakening tax receipts and/or a mild to moderate recession.
The State’s fiscal year 2024 enacted budget included much needed additional financial assistance for the Metropolitan Transportation Authority (MTA). The budget included an increase in the metropolitan commuter transportation mobility tax (MCTMT) levied in the City of New York, a one-time subsidy of $300 million, an increase in funding for paratransit services, and a portion of future casino revenues. Largely because of these additional revenues, in October 2023, both S&P and Fitch upgraded their ratings on the MTA’s Transportation Revenue Bonds. S&P upgraded its rating to A- from BBB+. Fitch upgraded its rating to A from A-.
On January 16, 2024, the Governor presented the fiscal year 2025 Executive Budget. The All Funds budget totals $232.6 billion, up 4% from the $229.0 billion budget that was adopted for fiscal year 2024. The proposed budget is balanced, with no major tax increases and/or expenditure cuts. While the fiscal year 2025 is balanced, out-year budget gaps are estimated at $5.0 billion for fiscal year 2026, $5.2 billion in fiscal year 2027, and $9.9 billion in fiscal year 2028. Cumulatively, these gaps now total $20.1 billion; however, this is down from $33.7 billion presented in the November 2023 mid-year update.
The State’s debt burden is among the highest in the U.S. but is still viewed as being manageable, relative to the State’s population and wealth indicators. Moody’s reports the State’s net tax-supported debt at $76.7 billion, which is the second highest among US States. However, this still translates to $3,871 per capita and 5.1% of personal income, which remains moderate and manageable.

The State’s well-funded pension plan continues to be a credit strength. The State’s primary pension fund is the New York State and Local Retirement System, reported a funded ratio of 90.78% for fiscal year 2023.
New York City:
On January 16, 2024, Mayor Eric Adams presented his preliminary budget for fiscal year 2025. The preliminary All Funds budget totals $109.4 billion. The budget is down -4.1% over the prior year’s budget, reflecting expectations of weaker economic growth and lower tax revenues. However, the budget is balanced, mainly from budget cuts and stronger tax revenues in the current fiscal year that will allow the City to make a prepayment of $3.8 bilion toward the fiscal year 2025 budget. This is a significant improvement from the November 2023 budget update, which forecast a $7.1 billion budget gap for fiscal year 2025.
The cost to shelter migrants/asylum seekers continues to be a challenge, but the City reports ongoing progress on (1) reducing the number of new arrivals, (2) containing costs, and (3) securing additional aid from the State ($1.9 billion in fiscal year 2024 and $2.4 billion in fiscal year 2025).
Finally, like the State, the City is also reporting near record level reserves. Reserves are reported at $8.2 billion, or a satisfactory 7.5% of the preliminary All Funds budget. Outyear budget gaps total $5.2 billion in fiscal year 2026, $5.1 billion in fiscal year 2027 and $6.0 billion in fiscal year 2028. Cumulatively, these gaps total $16.3 billion but the City has a strong track record of closing these gaps prior the start of each fiscal year.
Ohio Risk Factors
Vanguard Ohio Long-Term Tax-Exempt Fund invests primarily in securities issued by or on behalf of the State of Ohio, political subdivisions of the State, and agencies or instrumentalities of the State or its political subdivisions. As a result of this investment focus, events in Ohio are likely to affect the Fund’s investment performance.
Historically, the State’s fiscal position has been strong, bolstered by operating surpluses and significant reserves maintained in the budget stabilization fund. Despite Ohio’s economic challenges, the State’s finances are in better shape than those of many other states in the country. During previous economic downturns, Ohio did draw down on its budgetary reserves to near zero, but has consistently demonstrated its willingness and ability to replenish its reserves by cutting expenditures and raising revenues.
At the end of fiscal year 2023, the State added to its available general fund reserves after experiencing stronger-than-expected personal income tax revenues and continued strength in sales taxes. The State added to its general fund liquidity cushion, increasing from $2.7 billion to $3.5 billion in fiscal year 2023. Overall liquidity now stands higher than even prerecession levels. The State of Ohio’s 2024-2025 biennial budget was enacted in June 2023 using reasonable revenue assumptions and is balanced on a recurring basis.
Ohio has faced large economic challenges over the last 15 years, resulting in Ohio’s economic growth rate generally trailing the national average. However, while negative net migration and declining relative income levels remain significant pressures for the State but have decelerated over time and show signs of stabilization. Ohio’s population decreased by just 0.1% since July 2020 compared to much larger population declines in prior decades. Ohio’s per capita income is now at 88% of the national average, down from 96% in 1990.
The State’s November 2023 seasonally-adjusted unemployment rate was 3.6%, while the national rate was 3.7% for the same month.
Ohio’s economy remains largely concentrated in durable goods manufacturing, most notably motor vehicles and equipment, steel, rubber products, and household appliances. As a result, general economic activity, as in many other industry-focused states, reflects above-average cyclicality. Productivity improvements in manufacturing have led to a continued long-term decline in manufacturing employment and manufacturing job loss is typically exacerbated during recessions when manufacturing output declines. Recent announcements of large-scale economic development projects, including Intel’s $20.0 billion semiconductor chip complex project in central Ohio, and Honda and LG Energy Solution’s joint venture $4.0 billion electric vehicle battery plant, demonstrate clear potential for economic diversification and high-skilled employment opportunities.
Ohio’s debt burden is moderate. According to Merritt Research, the State’s 2021 net tax-supported debt, at 2.8% of personal income, was slightly higher than the national median. Ohio’s constitution places limits on debt issuance without voter approval and expressly precludes the State from assuming the debt of any local government or of corporations. The constitution does authorize the State to issue debt where the right to levy excise taxes to pay debt service is not granted. Such state obligations are generally secured by biennial state appropriations for lease payments tied to the debt service on the bonds.
Pension plan funded ratio growth had slowed in recent years due to high net pension liability growth and weak investment performance. As of June 30, 2022, the market value funded ratio of pension assets was 86.3%. Although the State’s five pension plans are still underfunded, Ohio’s net pension liabilities are below average, and the State has greater flexibility to alter and amend pension benefits and contribution rates than peers as well.
Local school districts in Ohio receive, on average, about 50% of their operating money from state sources, but they also levy local property taxes. About one-fifth of the districts also rely on voter–authorized income taxes for a significant portion of their revenue.
Ohio’s 926 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations and, with other local governments, to receive local government support and property tax relief money distributed by Ohio. At present, the State itself does not levy ad valorem taxes on real or tangible personal property. The constitution limits the aggregate local overlapping property tax levy (including a levy for unvoted general obligations) to 1% of true value and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the “ten-mill limitation”).
Pennsylvania Risk Factors
Vanguard Pennsylvania Long-Term Tax-Exempt Fund invests primarily in the obligations of the Commonwealth of Pennsylvania (the Commonwealth), Commonwealth agencies, and various local governments, including counties, cities, townships, school districts, special districts, and authorities. As a result of this investment focus, events in Pennsylvania are likely to affect the Fund’s investment performance.
Pennsylvania reported General Fund revenues of $45.0 billion in fiscal year 2023. The fiscal year General Fund surplus was approximately $8.0 billion. Budgeted fiscal year 2024 General Fund revenues are approximately $45.0 billion.
The Commonwealth’s unfunded pension liability continues to be a risk for overall credit quality. As of December 31, 2022, the Commonwealth’s State Employees Retirement System had a net pension liability of $17.5 billion. As of June 30, 2023, the Public School Employees’ Retirement System had a net pension liability of $44.5 billion.
Pennsylvania historically has been identified as a heavy-industry state, although that reputation has changed over the last 30 years as the coal, steel, and railroad industries declined, and the Commonwealth’s business environment adjusted to reflect a more diversified economic base.
A number of local governments in the Commonwealth have, from time to time, faced fiscal stress and were unable to address serious economic, social, and health care problems within their revenue constraints. Philadelphia operates under the oversight of an Intergovernmental Cooperation Authority. Philadelphia has been under the Commonwealth’s oversight since the 1990s. Philadelphia has made some progress in addressing its challenges, and in recent years has experienced small net population gains and significant increases in the overall real estate tax base. In 2003, Pittsburgh was declared a “financially distressed” municipality under the Municipalities Financial Recovery Act (Act 47). Early in 2018, a resolution by the Commonwealth was adopted to allow The City of Pittsburgh to formally exit Act 47 oversight, thereby ending the City of Pittsburgh’s designation as a “financially distressed” municipality.
Share Price
Multiple-class funds do not have a single share price. Rather, each class has a share price, also known as net asset value (NAV), which is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, each Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share for Vanguard California Intermediate-Term, California Long-Term, New Jersey Long-Term, New York Long-Term, and Pennsylvania Long-Term Tax-Exempt Funds is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. The NAV per share for Vanguard California Municipal Money Market Fund, Vanguard New York Municipal Money Market Fund, Vanguard Massachusetts Tax-Exempt Fund, and Vanguard Ohio Long-Term Tax-Exempt Fund is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares.
The NYSE typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

It is the policy of each Vanguard retail and government money market fund to attempt to maintain an NAV of $1 per share for sales and redemptions. The instruments held by a retail or government money market fund generally are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the fund would receive if it sold the instrument. The fund’s holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the fund’s NAV calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds ½ of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including selling fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity, withholding dividends, making a special capital distribution, redeeming shares in kind, or establishing an NAV per share by using available market quotations.

The use of amortized cost and the maintenance of a retail or government money market fund’s NAV at $1 per share is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, each fund must maintain a dollar-weighted average portfolio maturity of 60 days or less; maintain a dollar-weighted average life of 120 days or less; purchase only instruments having remaining maturities of 397 days or less; meet applicable daily, weekly, and general liquidity requirements; and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality.

Although the stable share price is not guaranteed, the NAV of Vanguard retail and government money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.
Purchase and Redemption of Shares
Purchase of Shares
The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.
Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash) at the discretion of the Fund’s portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.
Redemption of Shares
The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.
Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit, including in connection with a determination by the board of a money market fund under Rule 22e-3 under the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of a money market fund. In addition, in accordance with Rule 2a-7 under the 1940 Act, the board of trustees of a retail or institutional money market fund may implement liquidity fees and redemption gates if a retail or institutional money market fund‘s weekly liquid assets fall below established thresholds.
Each Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.
If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the Fund’s board of trustees. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.
The Funds do not charge redemption fees other than potential liquidity fees that may be imposed in accordance with the rules described above. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.
Vanguard processes purchase and redemption requests through a pooled account. Pending investment direction or distribution of redemption proceeds, the assets in the pooled account are invested and any earnings (the “float”) are allocated proportionately among the Vanguard funds in order to offset fund expenses. Other than the float, Vanguard treats assets held in the pooled account as the assets of each shareholder making such purchase or redemption request.
Right to Change Policies
Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud or financial exploitation or abuse, or will protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Investing With Vanguard Through Other Firms
Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV per share next determined after the order is received by the Authorized Agent.

Management of the Funds
Vanguard
Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each fund is a series of a Delaware statutory trust. The funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts’ jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard’s oversight. Vanguard also provides investment advisory services to certain Vanguard funds. All of these services are provided at Vanguard’s total cost of operations pursuant to the Fifth Amended and Restated Funds’ Service Agreement (the Agreement).
Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund (other than a fund of funds) pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Pursuant to an agreement between Vanguard and State Street Bank and Trust Company (State Street), State Street provides services for the Funds. These services include, but are not limited to: (i) the calculation of such funds’ daily NAVs and (ii) the furnishing of financial reports. The fees paid to State Street under this agreement are based on a combination of flat and asset based fees. During the fiscal years ended November 30, 2021, 2022, and 2023, State Street had received fees from the Funds for administrative services rendered as follows:
Vanguard Fund	2021	2022	2023
Vanguard California Intermediate-Term Tax-Exempt Fund	$22,375.05	$21,500.04	$21,500.04
Vanguard California Long-Term Tax-Exempt Fund	22,375.05	21,500.04	21,500.04
Vanguard California Municipal Money Market Fund	22,375.05	21,500.04	30,666.67
Vanguard Massachusetts Long-Term Tax-Exempt Fund	22,375.05	21,500.04	21,500.04
Vanguard New Jersey Long-Term Tax-Exempt Fund	22,375.05	21,500.04	21,500.04
Vanguard New York Municipal Money Market Fund	22,375.05	21,500.04	30,666.67
Vanguard New York Tax-Exempt Fund	22,375.05	21,500.04	21,500.04
Vanguard Ohio Long-Term Tax-Exempt Fund	22,375.05	21,500.04	21,500.04
Vanguard Pennsylvania Long-Term Tax-Exempt Fund	22,375.05	21,500.04	21,500.04
The funds’ officers are also employees of Vanguard.
Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.
Vanguard was established and operates under the Agreement. The Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.
As of November 30, 2023, each Fund had contributed capital to Vanguard as follows:
Vanguard Fund	Capital Contribution to Vanguard	Percentage of Fund’s Average Net Assets	Percent of Vanguard Funds’ Contribution
Vanguard California Municipal Money Market Fund	$129,000	Less than 0.01%	0.05%
Vanguard California Intermediate-Term Tax-Exempt Fund	505,000	Less than 0.01%	0.20
Vanguard California Long-Term Tax-Exempt Fund	160,000	Less than 0.01%	0.06

Vanguard Fund	Capital Contribution to Vanguard	Percentage of Fund’s Average Net Assets	Percent of Vanguard Funds’ Contribution
Vanguard Massachusetts Tax-Exempt Fund	83,000	Less than 0.01%	0.03
Vanguard New Jersey Long-Term Tax-Exempt Fund	79,000	Less than 0.01%	0.03
Vanguard New York Municipal Money Market Fund	104,000	Less than 0.01%	0.04
Vanguard New York Long-Term Tax-Exempt Fund	146,000	Less than 0.01%	0.06
Vanguard Ohio Long-Term Tax-Exempt Fund	42,000	Less than 0.01%	0.02
Vanguard Pennsylvania Long-Term Tax-Exempt Fund	116,000	Less than 0.01%	0.05
Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, and (7) review and evaluation of advisory and other services provided to the funds by third parties.
Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.
To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.
VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:
■ Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.
■ Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.
■ Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.
■ Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.
■ Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.
VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers.
VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC does make fixed dollar payments to financial service providers when sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations. VMC also makes fixed dollar payments to financial service providers for data regarding funds, such as statistical information regarding sales of fund shares. In addition, VMC makes fixed dollar payments for expenses associated with financial service providers’ use of Vanguard’s funds including, but not limited to, the use of funds in model portfolios. These payments may be used for services including, but not limited to, technology support and development; platform support and development; due diligence related to products used on a platform; legal, regulatory, and compliance expenses related to a platform; and other platform-related services.
In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.
VMC policy prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and as such, its activities, including shared marketing and distribution activities and fixed dollar payments as described above, may influence applicable financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities, relationships, or payments may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.
The following table describes the expenses of Vanguard and VMC that are incurred by the Funds. Amounts captioned “Management and Administrative Expenses” include a Fund’s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the Vanguard funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund’s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.
As is the case with all mutual funds, transaction costs incurred by each Fund for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended November 30, 2021, 2022, and 2023, and are presented as a percentage of each Fund’s average month-end net assets.

Annual Shared Fund Operating Expenses (Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2021	2022	2023
Vanguard California Intermediate-Term Tax-Exempt Fund
Management and Administrative Expenses	0.08%	0.09%	0.08%
Marketing and Distribution Expenses	Less than 0.01	0.01	0.01
Vanguard California Long-Term Tax-Exempt Fund
Management and Administrative Expenses	0.08%	0.09%	0.09%
Marketing and Distribution Expenses	Less than 0.01	0.01	0.01
Vanguard California Municipal Money Market Fund
Management and Administrative Expenses	0.13%	0.14%	0.14%
Marketing and Distribution Expenses	0.01	0.01	0.01
Vanguard Massachusetts Tax-Exempt Fund
Management and Administrative Expenses	0.11%	0.11%	0.11%
Marketing and Distribution Expenses	0.01	0.01	0.01
Vanguard New Jersey Long-Term Tax-Exempt Fund
Management and Administrative Expenses	0.08%	0.08%	0.08%
Marketing and Distribution Expenses	Less than 0.01	Less than 0.01	0.01
Vanguard New York Long-Term Tax-Exempt Fund
Management and Administrative Expenses	0.08%	0.08%	0.08%
Marketing and Distribution Expenses	Less than 0.01	0.01	0.01
Vanguard New York Municipal Money Market Fund
Management and Administrative Expenses	0.13%	0.13%	0.14%
Marketing and Distribution Expenses	0.01	0.01	0.01
Vanguard Ohio Long-Term Tax-Exempt Fund
Management and Administrative Expenses	0.11%	0.11%	0.11%
Marketing and Distribution Expenses	0.01	0.01	0.01
Vanguard Pennsylvania Long-Term Tax-Exempt Fund
Management and Administrative Expenses	0.08%	0.08%	0.08%
Marketing and Distribution Expenses	Less than 0.01	Less than 0.01	0.01
Officers and Trustees
Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.
The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund services and oversight. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.
The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis, each of whom is an independent trustee, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Vanguard’s head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.
All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Interested Trustee[1]
Mortimer J. Buckley (1969)	Chairman of the Board, Chief Executive Officer, and President	January 2018
Chairman of the board (2019–present) of Vanguard
and of each of the investment companies served by
Vanguard; chief executive officer (2018–present) of
Vanguard; chief executive officer, president, and
trustee (2018–present) of each of the investment
companies served by Vanguard; president and
director (2017–present) of Vanguard; and president
(2018–present) of Vanguard Marketing Corporation.
Chief investment officer (2013–2017), managing
director (2002–2017), head of the Retail Investor
Group (2006–2012), and chief information officer
(2001–2006) of Vanguard. Member of the board of
governors of the Investment Company Institute and of
FINRA.
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1 Mr. Buckley is considered an “interested person” as defined in the 1940 Act because he is an officer of the Trust.
Independent Trustees
Tara Bunch (1962)	Trustee	November 2021	Head of Global Operations at Airbnb (2020–present). Vice President of AppleCare (2012–2020). Member of the board of the University of California, Berkeley School of Engineering, and Santa Clara University’s School of Business.	210

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Emerson U. Fullwood (1948)	Trustee	January 2008
Executive chief staff and marketing officer for North
America and corporate vice president (retired 2008) of
Xerox Corporation (document management products
and services). Former president of the Worldwide
Channels Group, Latin America, and Worldwide
Customer Service and executive chief staff officer of
Developing Markets of Xerox. Executive in residence
and 2009–2010 Distinguished Minett Professor at the
Rochester Institute of Technology. Member of the
board of directors of the University of Rochester
Medical Center, the Monroe Community College
Foundation, the United Way of Rochester, North
Carolina A&T University, Roberts Wesleyan College,
and the Rochester Philharmonic Orchestra. Trustee of
the University of Rochester.
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F. Joseph Loughrey (1949)	Trustee	October 2009	President and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.	210
Mark Loughridge (1953)	Lead Independent Trustee	March 2012	Senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.	210
Scott C. Malpass (1962)	Trustee	March 2012	Co-founder and managing partner (2022-present) of Grafton Street Partners (investment advisory firm). Chief investment officer and vice president of the University of Notre Dame (retired 2020). Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion. Member of the Notre Dame 403(b) Investment Committee and the board of directors of Paxos Trust Company (finance).	210
Deanna Mulligan (1963)	Trustee	January 2018	Chief executive officer of Purposeful (2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), the Chief Executives for Corporate Purpose, and the New York-Presbyterian Hospital.	210

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Lubos Pastor (1974)	Trustee	January 2024	Charles P. McQuaid Distinguished Service Professor of Finance (2023-present) at the University of Chicago Booth School of Business; Charles P. McQuaid Professor of Finance at the University of Chicago Booth School of Business (2009-2023). Vice President at European Finance Association. Member of the board of the Fama-Miller Center for Research in Finance. Research Associate at the National Bureau of Economic Research, and Research Fellow at the Centre for Economic Policy and Research. Member of Center for Research in Security Prices (CRSP) Index Advisory Council and Advisory Board.	210
André F. Perold (1952)	Trustee	December 2004	George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies LLC (private investment firm). Board member of RIT Capital Partners (investment firm).	210
Sarah Bloom Raskin (1961)	Trustee	January 2018
Deputy secretary (2014–2017) of the United States
Department of the Treasury. Governor (2010–2014) of
the Federal Reserve Board. Commissioner
(2007–2010) of financial regulation for the State of
Maryland. Colin W. Brown Distinguished Professor of
the Practice, Duke Law School (2021–present);
Rubenstein Fellow, Duke University (2017–2020);
Distinguished Fellow of the Global Financial Markets
Center, Duke Law School (2020–2022); and Senior
Fellow, Duke Center on Risk (2020–present). Partner
of Kaya Partners (climate policy advisory services).
Member of the board of directors of Arcadia (energy
solution technology).
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Grant Reid (1959)	Trustee	July 2023	Senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services) and chair of the Sustainable Markets Initiative’s Agribusiness Task Force.	210
David Thomas (1956)	Trustee	July 2021	President of Morehouse College (2018–present). Professor of Business Administration Emeritus at Harvard University (2017–2018) and Dean (2011–2016) and Professor of Management at Georgetown University, McDonough School of Business (2016–2017). Director of DTE Energy Company. Trustee of Common Fund.	210
Peter F. Volanakis (1955)	Trustee	July 2009	President and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.	210

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Executive Officers
Jacqueline Angell (1974)	Chief Compliance Officer	November 2022	Principal of Vanguard. Chief compliance officer (2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.	210
Christine Buchanan (1970)	Chief Financial Officer	November 2017	Principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2021) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).	210
John Galloway (1973)	Investment Stewardship Officer	September 2020	Principal of Vanguard. Investment stewardship officer (2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special Assistant to the President of the United States (2015).	210
Ashley Grim (1984)	Treasurer	February 2022	Treasurer (2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).	210
Jodi Miller (1980)	Finance Director	September 2022	Principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), Head of Retail Client Services & Operations (2020–2022), and Head of Retail Strategic Support (2018–2020) at Vanguard.	210
Anne E. Robinson (1970)	Secretary	September 2016	General counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Non-executive director of the board of National Grid (energy).	210
Michael Rollings (1963)	Finance Director	February 2017	Finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.	210
All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees. The lead independent trustee also chairs the meetings of the audit, compensation, and nominating committees. The board also has two investment committees, which consist of independent trustees and the sole interested trustee.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person; as a result, the chairman of the board is an “interested” trustee. The independent trustees generally believe that the Vanguard funds’ chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.
Board Committees: The Trusts’ board has the following committees:
■ Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund. The following independent trustees serve as members of the committee: Mr. Loughrey, Mr. Loughridge, Ms. Raskin, and Mr. Volanakis. The committee held six meetings during the Trusts’ fiscal year ended November 30, 2023.
■ Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. The following independent trustees serve as members of the committee: Ms. Bunch, Mr. Loughrey, Mr. Loughridge, Mr. Malpass, and Mr. Reid. The committee held five meetings during the Trusts’ fiscal year ended November 30, 2023.
■ Independent Governance Committee: This committee assists the board in fulfilling its responsibilities and is empowered to exercise board powers in the intervals between board meetings unless such action is prohibited by applicable law or Trust bylaws. The following independent trustees serve as members of the committee: Mr. Loughridge, Ms. Mulligan, Mr. Perold, Ms. Raskin, and Mr. Volanakis. The committee held seven meetings during the Trusts’ fiscal year ended November 30, 2023.
■ Investment Committees: These committees assist the board in its oversight of investment advisors to the funds and in the review and evaluation of materials relating to the board’s consideration of investment advisory agreements with the funds. Each trustee serves on one of two investment committees. Each investment committee held two meetings during the Trusts’ fiscal year ended November 30, 2023.
■ Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. The following independent trustees serve as members of the committee: Ms. Bunch, Mr. Fullwood, Mr. Loughridge, Mr. Malpass, and Dr. Thomas. The committee held five meetings during the Trusts’ fiscal year ended November 30, 2023.
The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Loughridge, chairman of the committee.
Trustees retire in accordance with the funds’ governing documents and policies, and typically by age 75.
Trustee Compensation
The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. Vanguard funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.
Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in two ways:
■ The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
■ The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
“Interested” Trustee. Mr. Buckley serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.
Compensation Table. The following tables provide compensation details for each of the trustees. We list the amounts paid as compensation by the Funds for each trustee. In addition, the tables show the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD CALIFORNIA TAX-FREE FUNDS
TRUSTEES’ COMPENSATION TABLE
Trustee	Aggregate Compensation From the Funds[1]	Total Compensation From All Vanguard Funds Paid to Trustees[2]
Mortimer J. Buckley	—	—
Tara Bunch	$1,238	$330,000
Emerson U. Fullwood	1,238	330,000
F. Joseph Loughrey	1,313	350,000
Mark Loughridge	1,501	400,000
Scott C. Malpass	1,238	330,000
Deanna Mulligan	1,238	330,000
Lubos Pastor[3]	—	—
André F. Perold	1,238	330,000
Sarah Bloom Raskin	1,313	350,000
Grant Reid[4]	566	188,572
David Thomas	1,238	330,000
Peter F. Volanakis	1,313	350,000
1
The amounts shown in this column are based on the Trust’ s fiscal year ended November 30, 2023. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2
The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 208 Vanguard funds for the 2023 calendar year and include any amount a trustee has elected to defer. During the 2023 calendar year, the following trustees elected to defer all or a portion of their compensation as follows: Ms. Bunch, $330,000; Ms. Mulligan, $330,000; Mr. Perold, $330,000; Ms. Raskin, $175,000; Mr. Reid, $188,572; and Dr. Thomas, $165,000.
3
Mr. Pastor became a member of the Funds’ board effective January 1, 2024.
4
Mr. Reid became a member of the Funds’ board effective July 20, 2023.
VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
TRUSTEES’ COMPENSATION TABLE
Trustee	Aggregate Compensation From the Funds[1]	Total Compensation From All Vanguard Funds Paid to Trustees[2]
Mortimer J. Buckley	—	—
Tara Bunch	$126	$330,000
Emerson U. Fullwood	126	330,000
F. Joseph Loughrey	134	350,000
Mark Loughridge	150	400,000
Scott C. Malpass	126	330,000
Deanna Mulligan	126	330,000
Lubos Pastor[3]	—	—
André F. Perold	126	330,000
Sarah Bloom Raskin	134	350,000
Grant Reid[4]	58	188,572
David Thomas	126	330,000
Peter F. Volanakis	134	350,000
1
The amounts shown in this column are based on the Trust’ s fiscal year ended November 30, 2023.
2
The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 208 Vanguard funds for the 2023 calendar year and include any amount a trustee has elected to defer. During the 2023 calendar year, the following trustees elected to defer all or a portion of their compensation as follows: Ms. Bunch, $330,000; Ms. Mulligan, $330,000; Mr. Perold, $330,000; Ms. Raskin, $175,000; Mr. Reid, $188,572; and Dr. Thomas, $165,000.
3
Mr. Pastor became a member of the Funds’ board effective January 1, 2024.
4
Mr. Reid became a member of the Funds’ board effective July 20, 2023.

VANGUARD NEW JERSEY TAX-FREE FUNDS
TRUSTEES’ COMPENSATION TABLE
Trustee	Aggregate Compensation From the Funds[1]	Total Compensation From All Vanguard Funds Paid to Trustees[2]
Mortimer J. Buckley	—	—
Tara Bunch	$121	$330,000
Emerson U. Fullwood	121	330,000
F. Joseph Loughrey	129	350,000
Mark Loughridge	148	400,000
Scott C. Malpass	121	330,000
Deanna Mulligan	121	330,000
Lubos Pastor[3]	—	—
André F. Perold	121	330,000
Sarah Bloom Raskin	129	350,000
Grant Reid[4]	56	188,572
David Thomas	121	330,000
Peter F. Volanakis	129	350,000
1
The amounts shown in this column are based on the Trust’ s fiscal year ended November 30, 2023.
2
The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 208 Vanguard funds for the 2023 calendar year and include any amount a trustee has elected to defer. During the 2023 calendar year, the following trustees elected to defer all or a portion of their compensation as follows: Ms. Bunch, $330,000; Ms. Mulligan, $330,000; Mr. Perold, $330,000; Ms. Raskin, $175,000; Mr. Reid, $188,572; and Dr. Thomas, $165,000.
3
Mr. Pastor became a member of the Funds’ board effective January 1, 2024.
4
Mr. Reid became a member of the Funds’ board effective July 20, 2023.
VANGUARD NEW YORK TAX-FREE FUNDS
TRUSTEES’ COMPENSATION TABLE
Trustee	Aggregate Compensation From the Funds[1]	Total Compensation From All Vanguard Funds Paid to Trustees[2]
Mortimer J. Buckley	—	—
Tara Bunch	$366	$330,000
Emerson U. Fullwood	366	330,000
F. Joseph Loughrey	388	350,000
Mark Loughridge	440	400,000
Scott C. Malpass	366	330,000
Deanna Mulligan	366	330,000
Lubos Pastor[3]	—	—
André F. Perold	366	330,000
Sarah Bloom Raskin	388	350,000
Grant Reid[4]	167	188,572
David Thomas	366	330,000
Peter F. Volanakis	388	350,000
1
The amounts shown in this column are based on the Trust’ s fiscal year ended November 30, 2023. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2
The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 208 Vanguard funds for the 2023 calendar year and include any amount a trustee has elected to defer. During the 2023 calendar year, the following trustees elected to defer all or a portion of their compensation as follows: Ms. Bunch, $330,000; Ms. Mulligan, $330,000; Mr. Perold, $330,000; Ms. Raskin, $175,000; Mr. Reid, $188,572; and Dr. Thomas, $165,000.
3
Mr. Pastor became a member of the Funds’ board effective January 1, 2024.
4
Mr. Reid became a member of the Funds’ board effective July 20, 2023.

VANGUARD OHIO TAX-FREE FUNDS
TRUSTEES’ COMPENSATION TABLE
Trustee	Aggregate Compensation From the Funds[1]	Total Compensation From All Vanguard Funds Paid to Trustees[2]
Mortimer J. Buckley	—	—
Tara Bunch	$67	$330,000
Emerson U. Fullwood	67	330,000
F. Joseph Loughrey	71	350,000
Mark Loughridge	79	400,000
Scott C. Malpass	67	330,000
Deanna Mulligan	67	330,000
Lubos Pastor[3]	—	—
André F. Perold	67	330,000
Sarah Bloom Raskin	71	350,000
Grant Reid[4]	30	188,572
David Thomas	67	330,000
Peter F. Volanakis	71	350,000
1
The amounts shown in this column are based on the Trust’ s fiscal year ended November 30, 2023.
2
The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 208 Vanguard funds for the 2023 calendar year and include any amount a trustee has elected to defer. During the 2023 calendar year, the following trustees elected to defer all or a portion of their compensation as follows: Ms. Bunch, $330,000; Ms. Mulligan, $330,000; Mr. Perold, $330,000; Ms. Raskin, $175,000; Mr. Reid, $188,572; and Dr. Thomas, $165,000.
3
Mr. Pastor became a member of the Funds’ board effective January 1, 2024.
4
Mr. Reid became a member of the Funds’ board effective July 20, 2023.
VANGUARD PENNSYLVANIA TAX-FREE FUNDS
TRUSTEES’ COMPENSATION TABLE
Trustee	Aggregate Compensation From the Funds[1]	Total Compensation From All Vanguard Funds Paid to Trustees[2]
Mortimer J. Buckley	—	—
Tara Bunch	$184	$330,000
Emerson U. Fullwood	184	330,000
F. Joseph Loughrey	195	350,000
Mark Loughridge	220	400,000
Scott C. Malpass	184	330,000
Deanna Mulligan	184	330,000
Lubos Pastor[3]	—	—
André F. Perold	184	330,000
Sarah Bloom Raskin	195	350,000
Grant Reid[4]	84	188,572
David Thomas	184	330,000
Peter F. Volanakis	195	350,000
1
The amounts shown in this column are based on the Trust’ s fiscal year ended November 30, 2023.
2
The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 208 Vanguard funds for the 2023 calendar year and include any amount a trustee has elected to defer. During the 2023 calendar year, the following trustees elected to defer all or a portion of their compensation as follows: Ms. Bunch, $330,000; Ms. Mulligan, $330,000; Mr. Perold, $330,000; Ms. Raskin, $175,000; Mr. Reid, $188,572; and Dr. Thomas, $165,000.
3
Mr. Pastor became a member of the Funds’ board effective January 1, 2024.
4
Mr. Reid became a member of the Funds’ board effective July 20, 2023.
Ownership of Fund Shares
All current trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each and of all Vanguard funds served by the trustee as of December 31, 2023.

VANGUARD CALIFORNIA TAX-FREE FUNDS
Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard California Intermediate-Term Tax-Exempt Fund	Mortimer J. Buckley	—	Over $100,000
	Tara Bunch	Over $100,000	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard California Long-Term Tax-Exempt Fund	Mortimer J. Buckley	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard California Municipal Money Market Fund	Mortimer J. Buckley	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard Massachusetts Tax-Exempt Fund	Mortimer J. Buckley	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
VANGUARD NEW JERSEY TAX-FREE FUNDS
Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard New Jersey Long-Term Tax-Exempt Fund	Mortimer J. Buckley	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

VANGUARD NEW YORK TAX-FREE FUNDS
Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard New York Long-Term Tax-Exempt Fund	Mortimer J. Buckley	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard New York Municipal Money Market Fund	Mortimer J. Buckley	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
VANGUARD OHIO TAX-FREE FUNDS
Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard Ohio Long-Term Tax-Exempt Fund	Mortimer J. Buckley	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

VANGUARD PENNSYLVANIA TAX-FREE FUNDS
Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard Pennsylvania Long-Term Tax-Exempt Fund	Mortimer J. Buckley	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Emerson U. Fullwood	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	Deanna Mulligan	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
As of February 29 , 2024, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.
As of February 29 , 2024, the following owned of record 5% or more of the outstanding shares of each class:
Vanguard Fund	Share Class	Owner and Address	Percentage of Ownership
Vanguard California Intermediate-Term Tax-Exempt Fund	Investor Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	53.34%
		NATIONAL FINANCIAL SERV CORP JERSEY CITY, NJ	16.46%
	Admiral Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	33.31%
		NATIONAL FINANCIAL SERV CORP JERSEY CITY, NJ	7.96%
Vanguard California Long-Term Tax-Exempt Fund	Investor Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	41.75%
		NATIONAL FINANCIAL SERV CORP JERSEY CITY, NJ	12.44%
		MERRILL LYNCH TRUST CO JACKSONVILLE, FL	5.62%
		WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS, MO	5.42%
	Admiral Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	13.20%
Vanguard California Municipal Money Market Fund	Investor Shares	THE NORTHERN TRUST COMPANY FBO CHARLES KYNE MCCABE TRUST CHICAGO, IL	5.99%
Vanguard Massachusetts Tax-Exempt Fund	Investor Shares	NATIONAL FINANCIAL SERV CORP JERSEY CITY, NJ	27.20%
		CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	13.06%

Vanguard Fund	Share Class	Owner and Address	Percentage of Ownership
Vanguard New Jersey Long-Term Tax-Exempt Fund	Investor Shares	NATIONAL FINANCIAL SERV CORP JERSEY CITY, NJ	26.61%
		CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	18.12%
		MERRILL LYNCH TRUST CO JACKSONVILLE, FL	5.29%
	Admiral Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	5.38%
Vanguard New York Long-Term Tax-Exempt Fund	Investor Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	28.59%
		NATIONAL FINANCIAL SERV CORP JERSEY CITY, NJ	21.95%
		JP MORGAN SECURITIES LLC BROOKLYN, NY	5.50%
	Admiral Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	9.40%
		NATIONAL FINANCIAL SERV CORP JERSEY CITY, NJ	5.76%
Vanguard Ohio Long-Term Tax-Exempt Fund	Investor Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	16.98%
		NATIONAL FINANCIAL SERV CORP JERSEY CITY, NJ	6.89%
Vanguard Pennsylvania Long-Term Tax-Exempt Fund	Investor Shares	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	20.10%
		NATIONAL FINANCIAL SERV CORP JERSEY CITY, NJ	15.58%
A shareholder who owns more than 25% of a Fund’s voting shares may be considered a controlling person. As of February 29 , 2024, the following held of record 25% or more of the voting shares:
Vanguard Fund	Owner	Percentage of Ownership
Vanguard California Intermediate-Term Tax-Exempt Fund	CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	30.51%
Vanguard Massachusetts Tax-Exempt Fund	NATIONAL FINANCIAL SERV CORP JERSEY CITY, NJ	27.20%
Portfolio Holdings Disclosure Policies and Procedures
Introduction
Vanguard and the boards of trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, sub-advisor, distributor, or any affiliated person of the fund, its investment advisor, sub-advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.
The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethical Conduct, and the Policies and

Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies.
Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash equivalent investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.
Online Disclosure of Complete Portfolio Holdings
Each actively managed Vanguard fund, unless otherwise stated, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com 30 calendar days after the end of the calendar quarter. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Each Vanguard index fund generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.
Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions
Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.
The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Office of the General Counsel. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives.
Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; Charles River Systems, Inc.; Eagle Investments; Equilend; FactSet Research Systems Inc.; Gresham Technologies, Plc.; Innovation Printing & Communications; Institutional Shareholder Services, Inc.; Intelligencer Printing Company; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates, Inc.; Morningstar; Pirium; Reuters America Inc.; R.R. Donnelley, Inc.; State Street Bank and Trust Company; Stonewain; and Trade Informatics LLC.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions
Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethical Conduct, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethical Conduct or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, sub-advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.
The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Currently, Vanguard discloses complete portfolio holdings to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, sub-advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.
Disclosure of Portfolio Holdings to Trading Counterparties in the Normal Course of Managing a Fund’s Assets
An investment advisor, sub-advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to any trading counterparty, including one or more broker-dealers or banks, during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such trading counterparties subject to the counterparty’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to trading counterparties must be authorized by a Vanguard fund officer or a Principal of Vanguard.
In addition to the disclosures described below to Authorized Participants, a Vanguard fund investment advisor or administrator may also disclose portfolio holdings information to other current or prospective fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units (as defined below) or other large transactions with a Vanguard fund. Such shareholders are typically Authorized Participants or other financial institutions that have been authorized by VMC to purchase and redeem large blocks of shares, but may also include market makers and other institutional market participants and entities to whom a Vanguard fund advisor or administrator may provide information in connection with transactions in a Vanguard fund.
Disclosure of Nonmaterial Information
The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, VMC, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.
An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.
Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes
Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Services and Oversight unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Equity Investment Group, Portfolio Review Department, or Office of the General Counsel.
Disclosure of Portfolio Holdings as Required by Applicable Law
Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Prohibitions on Disclosure of Portfolio Holdings
No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by email, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.
Prohibitions on Receipt of Compensation or Other Consideration
The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or sub-advisor or by any affiliated person of the investment advisor or sub-advisor.
Investment Advisory and Other Services
The Funds receive all investment advisory services from Vanguard through its Fixed Income Group. These services are provided by an experienced investment advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.
During the fiscal years ended November 30, 2021, 2022, and 2023, the Funds incurred the following approximate advisory expenses:
Vanguard Fund	2021	2022	2023
Vanguard California Municipal Money Market Fund	$769,000	$476,000	$537,000
Vanguard California Intermediate-Term Tax-Exempt Fund	1,722,000	911,000	819,000
Vanguard California Long-Term Tax-Exempt Fund	521,000	270,000	256,000
Vanguard Massachusetts Tax-Exempt Fund	244,000	136,000	131,000
Vanguard New Jersey Long-Term Tax-Exempt Fund	247,000	133,000	127,000
Vanguard New York Municipal Money Market Fund	395,000	244,000	353,000
Vanguard New York Long-Term Tax-Exempt Fund	506,000	263,000	235,000
Vanguard Ohio Long-Term Tax-Exempt Fund	154,000	83,000	70,000
Vanguard Pennsylvania Long-Term Tax-Exempt Fund	409,000	217,000	192,000

1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Funds as of the fiscal year ended November 30, 2023 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Grace Boraas	Registered investment companies[1]	4	$9.6B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
John M. Carbone	Registered investment companies[2]	2	$6.5B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
James M. D’Arcy	Registered investment companies[3]	4	$117.5B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Adam M. Ferguson	Registered investment companies[4]	7	$86.8B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
John Grimes	Registered investment companies[5]	2	$5.9B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Stephen M. Mcfee	Registered investment companies[6]	6	$45.2B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
1
Includes Vanguard New Jersey Long-Term Tax-Exempt Fund, Vanguard Pennsylvania Long-Term Tax-Exempt Fund, Vanguard Massachusetts Tax-Exempt Fund, and Vanguard Ohio Long-Term Tax-Exempt Fund, which collectively held assets of $9.6 billion as of November 30, 2023.
2
Includes Vanguard California Municipal Money Market Fund and Vanguard New York Municipal Money Market Fund, which collectively held assets of $6.5 billion as of November 30, 2023.
3
Includes Vanguard Pennsylvania Long-Term Tax-Exempt Fund and Vanguard California Intermediate-Term Tax-Exempt Fund, which collectively held assets of $18.3 billion as of November 30, 2023.
4
Includes Vanguard California Long-Term Tax-Exempt Fund, Vanguard California Intermediate-Term Tax-Exempt Fund, Vanguard New York Long-Term Tax-Exempt Fund, and Vanguard New Jersey Long-Term Tax-Exempt Fund, which collectively held assets of $26.6 billion as of November 30, 2023.
5
Includes Vanguard California Municipal Money Market Fund, which held assets of $2.9 billion as of November 30, 2023.
6
Includes Vanguard New York Long-Term Tax-Exempt Fund, Vanguard California Long-Term Tax-Exempt Fund, Vanguard Massachusetts Tax-Exempt Fund, and Vanguard Ohio Long-Term Tax-Exempt Fund, which collectively held assets of $13.2 billion as of November 30, 2023.
2. Material Conflicts of Interest
At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations in which two or more funds or accounts participate in investment decisions involving the same securities.
3. Description of Compensation
All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of November 30, 2023, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.
In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.
A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of a fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in any individual fund’s portfolio. For short-, intermediate-, and long-term tax-exempt funds, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund generally over a three-year period. For tax-exempt money market funds, the performance factor depends on how successfully the portfolio manager maintains the credit quality of the fund and, consequently, how the fund performs relative to the expectations described above over a one-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.
Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.
4. Ownership of Securities
As of November 30, 2023, Mr. D’Arcy owned shares of Vanguard Pennsylvania Long-Term Tax-Exempt Fund in the $500,001-$1,000,000 range. Except as noted in the previous sentence, as of November 30, 2023, the named portfolio managers did not own any shares of the Vanguard State Tax-Exempt Funds they managed.
Duration and Termination of Investment Advisory Agreement
Vanguard provides investment advisory services to the Funds pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.
Securities Lending
Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.
Portfolio Transactions
The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.
The types of securities in which the Funds invest are generally purchased and sold in principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s markup (i.e., a spread between the bid and the asked prices). Brokerage commissions are paid, however, in connection with opening and closing out futures positions.
As previously explained, the types of securities that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) the historical commission rates; (2) the rates that other institutional investors are paying, based upon publicly available information; (3) the rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, the dollar amount, and the number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.
During the fiscal years ended November 30, 2021, 2022, and 2023, the Funds (other than Vanguard California Municipal Money Market Fund and Vanguard New York Municipal Money Market Fund) paid the following approximate amounts in brokerage commissions. Brokerage commissions paid by a fund may be substantially different from year to year for multiple reasons, such as market volatility, cash flows, or changes to the securities that make up a fund’s target index.
Vanguard Fund	2021	2022	2023
Vanguard California Intermediate-Term Tax-Exempt Fund	$38,000	$33,000	$30,000
Vanguard California Long-Term Tax-Exempt Fund	17,000	22,000	11,000
Vanguard Massachusetts Tax-Exempt Fund	8,000	9,000	7,000
Vanguard New Jersey Long-Term Tax-Exempt Fund	5,000	5,000	2,000
Vanguard New York Long-Term Tax-Exempt Fund	11,000	10,000	7,000
Vanguard Ohio Long-Term Tax-Exempt Fund	5,000	5,000	2,000
Vanguard Pennsylvania Long-Term Tax-Exempt Fund	7,000	5,000	3,000
Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund’s board of trustees.
As of November 30, 2023, each Fund held no securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act.

Proxy Voting
I. Proxy Voting Policies
Each Vanguard fund advised by Vanguard retains the authority to vote proxies received with respect to the shares of equity securities held in a portfolio advised by Vanguard. The Board of Trustees of the Vanguard-advised funds (the Board) has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority, which are summarized in Appendix A.
Vanguard has entered into agreements with various state, federal, and non-U.S. regulators and with certain issuers that limit the amount of shares that the funds may vote at their discretion for particular securities. For these securities, the funds are able to vote a limited portion of the shares at their discretion. Any additional shares generally are voted in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror voted), or the fund is not permitted to vote such shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion, of their shares in such regulated issuer.
II. Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote the full position at a shareholder meeting. For the funds managed by Vanguard, Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require it to restrict and/or attempt to recall the security based on the criteria set forth in Appendix A.
To obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30, log on to vanguard.com or visit the SEC’s website at sec.gov.
Financial Statements
Each Fund’s Financial Statements for the fiscal year ended November 30, 2023, appearing in the Funds' 2023 Annual Reports to Shareholders for Vanguard California Tax-Free Funds, Vanguard Massachusetts Tax-Exempt Funds, Vanguard New Jersey Tax-Free Funds, Vanguard New York Tax-Free Funds, Vanguard Ohio Tax-Free Funds, and Vanguard Pennsylvania Tax-Free Funds, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.
Description of Municipal Bond Ratings
Moody’s Rating Symbols
The following describe characteristics of the global long-term (original maturity of 1 year or more) bond ratings provided by Moody’s Investors Service, Inc. (Moody’s):
Aaa—Judged to be obligations of the highest quality, they are subject to the lowest level of credit risk.
Aa—Judged to be obligations of high quality, they are subject to very low credit risk. Together with the Aaa group, they make up what are generally known as high-grade bonds.
A—Judged to be upper-medium-grade obligations, they are subject to low credit risk.
Baa—Judged to be medium-grade obligations, subject to moderate credit risk, they may possess certain speculative characteristics.
Ba—Judged to be speculative obligations, they are subject to substantial credit risk.
B—Considered to be speculative obligations, they are subject to high credit risk.
Caa—Judged to be speculative obligations of poor standing, they are subject to very high credit risk.

Ca—Viewed as highly speculative obligations, they are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Viewed as the lowest rated obligations, they are typically in default, with little prospect for recovery of principal and interest.
Moody’s also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking toward the lower end of the category.
The following describe characteristics of the global short-term (original maturity of 13 months or less) bond ratings provided by Moody’s. This ratings scale also applies to U.S. municipal tax-exempt commercial paper.
Prime-1 (P-1)—Judged to have a superior ability to repay short-term debt obligations.
Prime-2 (P-2)—Judged to have a strong ability to repay short-term debt obligations.
Prime-3 (P-3)—Judged to have an acceptable ability to repay short-term debt obligations.
Not Prime (NP)—Cannot be judged to be in any of the prime rating categories.
The following describe characteristics of the U.S. municipal short-term bond ratings provided by Moody’s:
Moody’s ratings for state and municipal notes and other short-term (up to 3 years) obligations are designated Municipal Investment Grade (MIG).
MIG 1—Indicates superior quality, enjoying the excellent protection of established cash flows, liquidity support, and broad-based access to the market for refinancing.
MIG 2—Indicates strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3—Indicates acceptable credit quality, with narrow liquidity and cash-flow protection and less well-established market access for refinancing.
SG—Indicates speculative credit quality with questionable margins of protection.
Standard and Poor’s Rating Symbols
The following describe characteristics of the long-term (original maturity of 1 year or more) bond ratings provided by Standard and Poor’s:
AAA—These are the highest rated obligations. The capacity to pay interest and repay principal is extremely strong.
AA—These also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.
A—These are regarded as upper-medium-grade obligations. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB—These are regarded as having an adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity in this regard. This group is the lowest that qualifies for commercial bank investment.
BB, B, CCC, CC, and C—These obligations range from speculative to significantly speculative with respect to the capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest.
D—These obligations are in default, and payment of principal and/or interest is likely in arrears.
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
The following describe characteristics of short-term (original maturity of 365 days or less) bond and commercial paper ratings designations provided by Standard and Poor’s:

A-1—These are the highest rated obligations. The capacity of the obligor to pay interest and repay principal is strong. The addition of a plus sign (+) would indicate a very strong capacity.
A-2—These obligations are somewhat susceptible to changing economic conditions. The obligor has a satisfactory capacity to pay interest and repay principal.
A-3—These obligations are more susceptible to the adverse effects of changing economic conditions, which could lead to a weakened capacity to pay interest and repay principal.
B—These obligations are vulnerable to nonpayment and are significantly speculative, but the obligor currently has the capacity to meet its financial commitments.
C—These obligations are vulnerable to nonpayment, but the obligor must rely on favorable economic conditions to meet its financial commitment.
D—These obligations are in default, and payment of principal and/or interest is likely in arrears.
The following describe characteristics of U.S. municipal short-term (original maturity of 3 years or less) note ratings provided by Standard and Poor’s:
SP-1—This designation indicates a strong capacity to pay principal and interest.
SP-2—This designation indicates a satisfactory capacity to pay principal and interest.
SP-3—This designation indicates a speculative capacity to pay principal and interest.
Appendix A
Summary of the Vanguard-Advised Funds Proxy Voting Policy
The funds for which Vanguard acts as investment advisor (Vanguard-advised funds) retain authority to vote proxies received for the shares of equity securities held in each fund. The Board of Trustees (the Board) for the Vanguard-advised funds has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority.
The Investment Stewardship Oversight Committee (the Committee), comprised primarily of fund officers and subject to the procedures described below, oversees the Vanguard-advised funds’ proxy voting. The Committee reports directly to the Board. Vanguard is subject to these procedures and the proxy voting policies to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the voting policies have also been approved by the Board of Directors of Vanguard.
The voting principles and policies adopted by the Board provide a framework for assessing each proposal and seek to ensure that each vote is cast in the best interests of each fund. Under the voting policies, each proposal is evaluated on its merits, based on the particular facts and circumstances presented at the company in question. For more information on the funds’ proxy voting policies, please visit about.vanguard.com/investment-stewardship.
I. Investment Stewardship Team
The Investment Stewardship Team administers the day-to-day operation of the funds’ proxy voting process, overseen by the Committee. The Investment Stewardship Team performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the voting policies; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Investment Stewardship Team also prepares periodic and special reports for the Board and proposes amendments to the procedures and voting policies.
II. Investment Stewardship Oversight Committee
The Board, including a majority of the independent trustees, appoints the members of the Committee (which is comprised primarily of fund officers). The Committee works with the Investment Stewardship Team to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to exercise its decision-making authority in accordance with the Board’s instructions as set forth in the funds’ proxy voting procedures and voting policies and subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethical

Conduct. The Committee may advise the Investment Stewardship Team on how to best apply the Board’s instructions as set forth in the voting policies or refer the matter to the Board, which has ultimate decision-making authority for the funds. The Board reviews the procedures and voting policies annually and modifies them from time to time upon the recommendation of the Committee and in consultation with the Investment Stewardship Team.
III. Proxy Voting Pillars
Vanguard’s investment stewardship activities are grounded in four pillars of corporate governance:
1) Board composition and effectiveness: Good governance begins with a company’s board of directors. Our primary focus is on understanding to what extent the individuals who serve as board members are appropriately independent, capable, and experienced.
2) Board oversight of strategy and risk: Boards should be meaningfully involved in the formation and oversight of strategy and have ongoing oversight of material risks to their company. We work to understand how boards of directors are involved in strategy formation, oversee company strategy, and identify and govern material risks to long-term shareholder returns.
3) Executive pay (compensation or remuneration): Sound, performance-linked compensation programs drive long-term investment returns. We look for companies to provide clear disclosure about their compensation practices, the board’s oversight of those practices, and how said practices are aligned with long-term shareholder returns.
4) Shareholder rights: We believe governance structures should allow shareholders to effectively exercise their foundational rights. Shareholder rights enable a company’s owners to use their voice and their vote – ideally, consistent with their economic exposure – to effect and approve changes in corporate governance practices.
IV. Evaluation of Proxies
For ease of reference, the procedures and guidelines often refer to all Vanguard-advised funds. However, the processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving routine corporate governance matters, the evaluation could result in the funds having a common interest in the matter and, accordingly, each fund casting votes in the same manner. In other cases, however, a fund may vote differently from other funds, depending upon the nature and objective of each fund, if doing so is in the best interest of the individual fund.
The voting policies do not permit the Board to delegate voting discretion to a third party that does not serve as a fiduciary for all Vanguard-advised funds. Because many factors bear on each decision, the voting policies incorporate factors that should be considered in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement), or if voting would present a potential conflict of interest.
In evaluating proxy proposals, the Investment Stewardship Team considers information from many sources, which could include, but is not limited to, the perspectives of the company management or shareholders presenting a proposal, independent proxy research services, or proprietary research. Additionally, data and recommendations from proxy advisors serve as one of many inputs into our research process. The Vanguard-advised funds may utilize automated voting for matters that are clearly addressed by the funds’ proxy voting procedures and guidelines.
While serving as a framework, the voting policies cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Investment Stewardship Team, under the supervision of the Committee, will evaluate the matter and cast the fund’s vote in a manner that is in the fund’s best interest, subject to the individual circumstances of the fund.
V. Conflicts of Interest

Vanguard takes seriously its commitment to avoid potential conflicts of interest. Vanguard funds invest in thousands of publicly listed companies worldwide. Those companies may include clients, potential clients, vendors, or competitors. Some companies may employ Vanguard trustees, former Vanguard executives, or family members of Vanguard personnel who have direct involvement in Vanguard’s Investment Stewardship program.
Vanguard’s approach to mitigating conflicts of interest begins with the funds’ proxy voting procedures. The procedures require that voting personnel act as fiduciaries and must conduct their activities at all times in accordance with the following standards: (i) fund shareholders’ interests come first; (ii) conflicts of interest must be avoided and mitigated to the extent possible; and (iii) compromising situations must be avoided.
We maintain an important separation between Vanguard’s Investment Stewardship Team and other groups within Vanguard that are responsible for sales, marketing, client service, and vendor/partner relationships. Proxy voting personnel are required to disclose potential conflicts of interest and must recuse themselves from all voting decisions and engagement activities in such instances. In certain circumstances, Vanguard may refrain from voting shares of a company, or may engage an independent third-party fiduciary to vote proxies.
Each externally managed fund has adopted the proxy voting guidelines of its advisor(s) and votes in accordance with the external advisors’ guidelines and procedures. Each advisor has its own procedures for managing conflicts of interest in the best interests of fund shareholders.
VI. Shareholder Proposals
Shareholder proposals are evaluated in the context of the general corporate governance principle that a company’s board has ultimate responsibility for providing effective ongoing oversight of relevant sector and company-specific risks, including risks related to environmental and social matters. Each proposal is evaluated on its merits and in the context of the particular facts and circumstances at the company in question and supported when there is a logically demonstrable linkage between the specific proposal and long-term shareholder value of the company. Some of the factors considered when evaluating shareholder proposals include the materiality of the risk addressed by the proposal, the quality of the current disclosures/business practices, and any progress by the company toward addressing and disclosing the relevant material risk.
VII. Voting in Markets Outside the United States
Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States (U.S.) in which the funds may invest. Each fund’s votes will be used, where applicable, to support improvements in governance and disclosure by each fund’s portfolio companies. Matters presented by non-U.S. portfolio companies will be evaluated in the foregoing context, as well as in accordance with local market standards and best practices. Votes are cast for each fund in a manner philosophically consistent with the voting policies, taking into account differing practices by market.
In many other markets, voting proxies will result in a fund being prohibited from selling the shares for a period of time due to requirements known as “share-blocking” or reregistration. Generally, the value of voting is unlikely to outweigh the loss of liquidity imposed by these requirements on the funds. In such instances, the funds will generally abstain from voting.
The costs of voting (e.g., custodian fees, vote agency fees) in other markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.
VIII. Voting Shares of a Company That Has an Ownership Limitation
Certain companies have provisions in their governing documents or other agreements that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts but may be included in other companies’ governing documents. A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.

In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote), or to refrain from voting excess shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion of, their shares in such regulated issuer.
IX. Voting on a Fund’s Holdings of Other Vanguard Funds
Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.
X. Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote in a shareholder meeting. Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require us to restrict and/or recall the stock. In making this decision, we consider:
■ The subject of the vote and whether, based on our knowledge and experience, we believe the topic is potentially material to the corporate governance and/or long-term performance of the company;
■ The funds’ individual and/or aggregate equity investment in a company, and whether we estimate that voting funds’ shares would affect the shareholder meeting outcome; and
■ The long-term impact to our fund shareholders, evaluating whether we believe the benefits of voting a company’s shares would outweigh the benefits of stock lending revenues in a particular instance.

“Bloomberg®” and Bloomberg Municipal Bond Index, Bloomberg Municipal California Intermediate Bond Index, Bloomberg MA Municipal Bond Index, Bloomberg NJ Municipal Bond Index, Bloomberg NY Municipal Bond Index, Bloomberg OH Municipal Bond Index, and Bloomberg PA Municipal Bond Index (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard California Tax-Free Funds, Vanguard Massachusetts Tax-Exempt Funds, Vanguard New Jersey Tax-Free Funds, Vanguard New York Tax-Free Funds, Vanguard Ohio Tax-Free Funds, and Vanguard Pennsylvania Tax-Free Funds (the “Funds”) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities or commodities generally or in the Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Funds, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUNDS OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
SAI 075 032024

PART C
VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
OTHER INFORMATION
Item 28. Exhibits
(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 17 dated March 27, 2009, is hereby incorporated by reference.
(b)	By-Laws, Amended and Restated By-Laws, filed with Post-Effective Amendment No. 42 dated March 29, 2021, is hereby incorporated by reference.
(c)	Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d)
Investment Advisory Contracts, The Vanguard Group, Inc., provides investment advisory services to the Fund pursuant to the Fifth Amended and Restated Funds’ Service Agreement, refer to Exhibit (h) below.

(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)	Custodian Agreement, for State Street Bank and Trust Company, is filed herewith.
(h)	Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed with Post-Effective Amendment No. 40 dated March 27, 2020, is hereby incorporated by reference.
(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, Vanguard Funds Multiple Class Plan, is filed herewith.
(o)	Reserved.
(p)	Codes of Ethics, for The Vanguard Group, Inc., is filed herewith.
Item 29. Persons Controlled by or under Common Control with Registrant
None.
Item 30. Indemnification
The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Adviser
The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).
Item 32. Principal Underwriters
(a)
Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of over 200 funds.

(b)	The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
Matthew J. Benchener	Vice President and Chief Executive Officer Designee	None
Karin A. Risi	Vice President	None
Michael Rollings	Vice President	Finance Director
John E. Bisordi	General Counsel and Vice President	None
Tara Buckley	Vice President and Assistant Secretary	None
Matthew C. Brancato	Vice President	None
Mortimer J. Buckley	President	Chief Executive Officer and President
Beth Morales Singh	Secretary	None
Erica Green	Chief Compliance Officer	None
Sarah Green	Anti-Money Laundering Officer	None
Nitin Tandon	Chief Information Officer	None
Manish Nagar	Chief Information Security Officer	None
Salvatore L. Pantalone	Principal Financial Officer and Treasurer	None
Matthew Tretter	Principal Operations Officer	None
Danielle Corey	Annuity and Insurance Officer	None
Jeff Seglem	Annuity and Insurance Officer	None
Barbara Bock	Controller	None
Jason Botzler	Vice President	None
Jon Cleborne	Vice President	None
Kaitlyn Holmes	Vice President	None
Andrew Kadjeski	Vice President	None
Amy M. Laursen	Vice President	None
Paul M. Jakubowski	Vice President	None
John James	Vice President	None
James D. Martielli	Vice President	None
Armond E. Mosley	Vice President	None
David Petty	Vice President	None
David MacBride	Vice President	None
Massy Williams	Vice President	None
Jacob Buttery	Assistant Secretary	None

Name	Positions and Office with Underwriter	Positions and Office with Funds
Janelle McDonald	Vice President	None
Parks Strobridge	Vice President	None

(c)	Not applicable.
Item 33. Location of Accounts and Records
The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Custodian, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114; and the Registrant’s investment advisor at the location identified in this Registration Statement.
Item 34. Management Services
Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 26th day of March, 2024.
VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:
/s/ Mortimer J. Buckley*

Mortimer J. Buckley
Chairman and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
Signature	Title	Date
/s/ Mortimer J. Buckley* Mortimer J. Buckley	Chairman and Chief Executive Officer	March 26, 2024
/s/ Tara Bunch* Tara Bunch	Trustee	March 26, 2024
/s/ Emerson U. Fullwood* Emerson U. Fullwood	Trustee	March 26, 2024
/s/ F. Joseph Loughrey* F. Joseph Loughrey	Trustee	March 26, 2024
/s/ Mark Loughridge* Mark Loughridge	Trustee	March 26, 2024
/s/ Scott C. Malpass* Scott C. Malpass	Trustee	March 26, 2024
/s/ Deanna Mulligan* Deanna Mulligan	Trustee	March 26, 2024
/s/ Lubos Pastor* Lubos Pastor	Trustee	March 26, 2024
/s/ André F. Perold* André F. Perold	Trustee	March 26, 2024
/s/ Sarah Bloom Raskin* Sarah Bloom Raskin	Trustee	March 26, 2024
/s/ Grant Reid* Grant Reid	Trustee	March 26, 2024
/s/ David Thomas* David Thomas	Trustee	March 26, 2024

Signature	Title	Date
/s/ Peter F. Volanakis* Peter F. Volanakis	Trustee	March 26, 2024
/s/ Christine Buchanan* Christine Buchanan	Chief Financial Officer	March 26, 2024
*By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on January 11, 2024 (see File Number 33-34494); a Power of Attorney filed on July 21, 2023 (see File Number 33-53683); and a Power of Attorney filed on March 29, 2023 (see File Number 2-11444), each Incorporated by Reference.